Exhibit 99.1

BRIXMOR™
Property Group

TARGET

VONS
FOOD DRUG

T·J·maxx

Kroger Food & Drug

Supplemental Disclosure

QUARTER ENDED MARCH 31, 2014

420 Lexington Avenue
New York, NY 10170
(800) 468 – 7526
www.brixmor.com

Supplemental Disclosure Three Months Ended March 31, 2014

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Table of Contents
Page
Glossary of Terms	1
Results Overview	6
Financial Summary
Consolidated Balance Sheets	8
Consolidated Statements of Operations	9
Consolidated Statements of Cash Flows	10
Reconciliation of Net Income (Loss) to EBITDA	11
Reconciliation of Net Income (Loss) to Funds From Operations	12
Supplemental Balance Sheet Detail	13
Net Operating Income Detail, Supplemental Statements of Operations Detail, Operating Ratios & Additional Disclosures	14
Same Property NOI Analysis & Reconciliation to Net Loss Attributable to Common Stockholders	15
Capital Expenditures	16
Capitalization, Liquidity & Debt Ratios	17
Debt Overview	18
Summary of Outstanding Debt	19
Unsecured Credit Facility Covenant Disclosure	22
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet	23
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	24
Transaction Summary
Acquisitions	26
Dispositions	27
IPO Portfolio Summary
Portfolio Overview	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	32
New Lease Net Effective Rent	33
Anchor Space Repositioning Summary	34
Lease Expiration Schedule	35
Redevelopment Summary	36
Properties by Largest US MSAs	37
Largest MSAs by ABR	39
Properties by State	43
Property List	44
Guidance
Guidance & Additional Disclosures	60

This presentation includes financial information for the Company’s actual results and the IPO portfolio on a pro forma basis giving effect to the company’s initial public offering completed on November 4, 2013. The company is also providing certain property related performance data for the IPO portfolio.

Note: Financial information is unaudited.
For additional information visit: www.brixmor.com.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 12, 2014, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Glossary of Terms
Term	Definition

Acquired Properties	Includes 43 properties contributed to the portfolio by certain investment funds affiliated with The Blackstone Group L.P. in connection with the IPO completed on November 4, 2013. The Acquired Properties were acquired in exchange for units in the Operating Partnership ("OP Units").

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center
(as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center. Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization, and after adjustments attributable to non-controlling interests not convertible into common stock. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs, (ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, and (vi) adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Glossary of Terms
Term	Definition
other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 47 properties either distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on
November 4, 2013 or sold.

Financial Liabilities	Represents certain fixed obligations including capital leases.

Funds From Operations (“FFO")	Is calculated as the sum of net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments,
(v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis, and (vi) after adjustments attributable to non-controlling interests not convertible in common stock.
FFO is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies. It is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of financial performance and is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from FFO are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

IPO Portfolio	Includes all properties owned as of the completion of the IPO on November 4, 2013. This portfolio includes the Acquired Properties and excludes the
Excluded Properties.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Glossary of Terms
Term	Definition

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to portions of consolidated subsidiaries held by the non-controlling interest holders. The Company's material subsidiaries include a corporation, BPG Subsidiary Inc. (“BPG Sub”), and the Brixmor Operating Partnership ("OP"). As of March 31, 2014, the Company
owns 79.68% of BPG Sub and is entitled to receive 79.68% of all net income and gains before depreciation. The remaining 20.32% is held by Blackstone
Retail Transaction II Holdco L.P. (“Holdco II”) an affiliate of BREP VI and management of the Company. As of March 31, 2014, BPG Sub owns 94.75%
of the OP. The remaining 5.25% is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company. As of
March 31, 2014 the Company owns 75.5% of BPG Sub and the OP on a combined basis.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Glossary of Terms
Term	Definition

Pro Forma	Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit
Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purposes of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purposes of the unaudited pro forma consolidated statement of operations.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Glossary of Terms
Term	Definition
Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no redevelopment has occurred.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Results Overview (Unaudited, dollars in thousands except per share and per square foot amounts)

	Pro Forma		Actual Results
Summary Financial Results	Three Months Ended 3/31/14	Three Months Ended 3/31/13	Three Months Ended 3/31/14
Total revenues (page 9)	$307,696	$297,407	$307,696
Net income (loss) attributable to common stockholders (page 9)	15,400	(1,718)	15,401
Net income (loss) attributable to common stockholders - per diluted share (page 9)	0.07	(0.01)	0.07
Adjusted EBITDA (page 11)	204,536	195,134	204,536
FFO (page 12)	132,678	120,667	132,678
FFO per share/OP Unit - diluted (page 12)	0.44	0.40	0.44
Dividends declared per share/OP Unit (page 12)	0.20	—	0.20
Share/OP Unit dividend payout ratio (as % of FFO) (page 12)	45.9%	—	45.9%
Net operating income (NOI) (page 14)	225,088	218,140	225,088

	Pro Forma
Summary Operating and Financial Ratios	Three Months Ended 3/31/14	Three Months Ended 12/31/13
NOI margin (page 14)	73.2%	74.0%
Same property NOI (page 15) (1)	3.8%	3.9%
Fixed charge coverage (page 17)	2.7x	2.6x
Net principal debt to adjusted EBITDA (GAAP) (page 17)	7.2x	7.1x
Net principal debt to adjusted EBITDA (cash) (page 17)	7.8x	7.7x

Outstanding Classes of Stock and Partnership Units	At 3/31/14	At 12/31/13
Common shares outstanding (page 17)	229,680	229,680
Exchangeable BPG Sub shares held by non-controlling interests (page 17)	58,663	58,663
Exchangeable OP Units held by non-controlling interests (page 17)	15,878	15,878
Total	304,221	304,221

Summary Portfolio Statistics	At 3/31/14	At 12/31/13
Number of properties (page 29)	522	522
GLA (page 29)	86,718,016	86,806,352
Percent leased (page 29)	92.3%	92.4%
Percent billed (page 29)	90.5%	90.7%
ABR / SF (page 29)	$12.01	$11.93
Total rent spread (page 32)	11.3%	11.0%
New lease rent spread (page 32)	21.0%	24.8%
Renewal lease rent spread (page 32)	9.5%	8.5%

(1) Excludes Acquired Properties and Excluded Properties. Includes joint venture, Montecito Marketplace at pro rata share.

Financial Summary Supplemental Disclosure Three Months Ended March 31, 2014

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Consolidated Balance Sheets (Unaudited, dollars in thousands, except share information)

	Actual Results		Pro Forma
	3/31/14	12/31/13	12/31/13
Assets
Real estate
Land	$1,998,902	$2,055,802	$1,989,160
Buildings and improvements	8,674,870	8,781,926	8,654,899
	10,673,772	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,260,355)	(1,190,170)	(1,160,478)
Real estate, net	9,413,417	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,087	9,205	5,171
Cash and cash equivalents	55,696	113,915	95,332
Restricted cash	65,417	75,457	74,847
Marketable securities	25,414	22,104	22,104
Receivables, net	167,780	178,505	175,584
Deferred charges and prepaid expenses, net	104,393	105,522	103,237
Other assets	13,605	19,650	14,043
Total assets	$9,850,809	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$5,975,891	$5,981,289	$5,965,307
Financing liabilities, net	121,470	175,111	175,111
Accounts payable, accrued expenses and other liabilities	660,826	709,529	701,495
Total liabilities	6,758,187	6,865,929	6,841,913

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value, authorized 3,000,000,000 shares,
229,689,960 shares outstanding	2,297	2,297	2,297
Additional paid in capital	2,551,947	2,543,690	2,543,690
Accumulated other comprehensive loss	(6,608)	(6,812)	(6,812)
Distributions and accumulated losses	(227,323)	(196,707)	(196,707)
Total stockholders' equity	2,320,313	2,342,468	2,342,468
Non-controlling interests	750,842	942,052	768,051
Total equity	3,071,155	3,284,520	3,110,519
Total liabilities and equity	$9,850,809	$10,171,916	$9,973,899

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Consolidated Statements of Operations (Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Actual Results
	Three Months	Three Months	Three Months	Three Months
	Ended 3/31/14	Ended 3/31/13	Ended 3/31/14	Ended 3/31/13

Revenues
Rental income	$237,260	$231,329	$237,260	$214,558
Expense reimbursements	68,623	63,674	68,623	59,603
Other revenues	1,813	2,404	1,813	3,157
Total revenues	307,696	297,407	307,696	277,318

Operating expenses
Operating costs	34,888	32,204	34,888	29,846
Real estate taxes	44,446	44,064	44,446	41,700
Depreciation and amortization	113,268	123,371	113,268	111,777
Provision for doubtful accounts	2,877	2,478	2,877	2,324
General and administrative	19,658	23,395	19,658	23,068
Total operating expenses	215,137	225,512	215,137	208,715

Other income (expense)
Dividends and interest	108	183	108	181
Interest expense	(67,966)	(72,960)	(67,966)	(91,871)
Gain (loss) on sale of real estate assets	378	(161)	378	—
Gain (loss) on extinguishment of debt, net	(2,276)	—	(2,276)	2,150
Other	(2,161)	(960)	(2,161)	(960)
Total other income (expense)	(71,917)	(73,898)	(71,917)	(90,500)

Income (loss) before equity in income of unconsolidated joint ventures	20,642	(2,003)	20,642	(21,897)
Equity in income of unconsolidated joint ventures	78	57	65	247
Gain on disposal of investments in unconsolidated joint ventures	—	—	1,820	—
Income (loss) from continuing operations	20,720	(1,946)	22,527	(21,650)

Discontinued operations
Income (loss) from discontinued operations	—	—	4,787	(763)
Gain on disposition of operating properties	—	—	14,426	—
Impairment on real estate held for sale	—	—	—	(3,033)
Income (loss) from discontinued operations	—	—	19,213	(3,796)
Net income (loss)	20,720	(1,946)	41,740	(25,446)
Non-controlling interests
Net (income) loss attributable to non-controlling interests	(5,320)	228	(26,339)	5,947
Net income (loss) attributable to common stockholders	$15,400	$(1,718)	$15,401	$(19,499)

Per common share:
Income (loss) from continuing operations:
Basic	$0.07	$(0.01)	$0.07	$(0.09)
Diluted	$0.07	$(0.01)	$0.07	$(0.09)
Net income (loss) attributable to common stockholders:
Basic	$0.07	$(0.01)	$0.07	$(0.11)
Diluted	$0.07	$(0.01)	$0.07	$(0.11)
Weighted average number of vested common shares:
Basic	228,113	228,113	228,113	180,675
Diluted	229,365	228,113	229,365	180,675

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Consolidated Statements of Cash Flows (Unaudited, dollars in thousands)

	Actual Results
	Three Months Ended
	3/31/14	3/31/13

Operating activities:
Net income (loss)	$41,740	$(25,446)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	113,699	115,637
Debt premium and discount amortization	(5,467)	(5,733)
Deferred financing cost amortization	2,522	2,957
Above- and below-market lease intangible amortization	(11,580)	(12,277)
Provisions of impairment	—	3,033
Gain on disposition of real estate assets and unconsolidated joint ventures	(16,624)	—
Equity based compensation	2,117	1,605
Other	(53)	(247)
Gain on extinguishment of debt, net	(3,831)	(2,150)
Changes in operating assets and liabilities:
Restricted cash	8,055	(5,613)
Receivables	9,327	(13,905)
Deferred charges and prepaid expenses	(4,598)	(4,528)
Other assets	69	40
Accounts payable, accrued expenses and other liabilities	(48,800)	(19,746)
Net cash provided by operating activities	86,576	33,627

Investing activities:
Improvements to and investments in real estate assets	(40,475)	(35,278)
Proceeds from sales of real estate assets	2,778	10,903
Distributions from unconsolidated joint ventures	132	109
Change in restricted cash attributable to investing activities	1,096	1,827
Purchase of marketable securities	(8,156)	(411)
Proceeds from sales of marketable securities	4,851	—
Net cash used in investing activities	(39,774)	(22,850)

Financing activities:
Repayment of debt obligations and financing liabilities	(698,011)	(50,203)
Proceeds from debt obligations	—	57,000
Repayment of borrowings under unsecured revolving credit facility	(637,047)	—
Proceeds from borrowings under unsecured credit facility	689,874	—
Proceeds from unsecured term loan	600,000	—
Deferred financing costs	(2,953)	(1,426)
Distributions to stockholders	(29,170)	(9,456)
Distributions to non-controlling interests and other	(27,714)	(3,398)
Net cash used in financing activities	(105,021)	(7,483)
Change in cash and cash equivalents	(58,219)	3,294
Cash and cash equivalents at beginning of period	113,915	103,098

Cash and cash equivalents at end of period	$55,696	$106,392

Supplemental non-cash investing and/or financing activities:
Net carrying value of interests in properties distributed to non-controlling owners	$178,969	$—

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Reconciliation of Net Income (Loss) to EBITDA (Unaudited, dollars in thousands)

	Pro Forma		Actual Results
	Three Months	Three Months	Three Months	Three Months
	Ended 3/31/14	Ended 3/31/13	Ended 3/31/14	Ended 3/31/13

Net income (loss)	$20,720	$(1,946)	$41,740	$(25,446)
Interest expense - continuing operations	67,966	72,960	67,966	91,871
Interest expense - discontinued operations	—	—	259	2,250
Interest expense - unconsolidated joint ventures	43	44	42	225
Federal and state taxes	890	954	890	954
Depreciation and amortization - continuing operations	113,268	123,371	113,268	111,777
Depreciation and amortization - discontinued operations	—	—	431	3,849
Depreciation and amortization - unconsolidated joint ventures	73	80	102	80
Adjustments attributable to non-controlling interests not convertible into common stock	(322)	(329)	(22,060)	(329)
EBITDA	202,638	195,134	202,638	185,231
Straight-line rent	(4,912)	(3,302)	(4,857)	(3,236)
Above- and below-market rent amortization	(11,569)	(13,341)	(11,580)	(12,277)
Adjustments attributable non-controlling interests not convertible into common stock	—	—	(44)	(1,130)
Total adjustments	(16,481)	(16,643)	(16,481)	(16,643)
Cash EBITDA	$186,157	$178,491	$186,157	$168,588

EBITDA	$202,638	$195,134	$202,638	$185,231
Gain on disposition of operating properties	(378)	—	(14,804)	—
Gain on disposition of unconsolidated joint ventures	—	—	(1,820)	—
Loss (gain) on extinguishment of debt, net	2,276	—	(3,798)	(2,150)
Impairment on real estate held for sale	—	—	—	3,033
Adjustments attributable to non-controlling interests not convertible into common stock	—	—	22,320	—
Total adjustments	1,898	—	1,898	883
Adjusted EBITDA	204,536	195,134	204,536	186,114
Straight-line rent	(4,912)	(3,302)	(4,857)	(3,236)
Above- and below-market rent amortization	(11,569)	(13,341)	(11,580)	(12,277)
Adjustments attributable non-controlling interests not convertible into common stock	—	—	(44)	(1,130)
Total adjustments	(16,481)	(16,643)	(16,481)	(16,643)
Cash adjusted EBITDA	$188,055	$178,491	$188,055	$169,471

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Reconciliation of Net Income (Loss) to Funds From Operations (Unaudited, dollars in thousands, except per share amounts)

	Pro Forma		Actual Results
	Three Months	Three Months	Three Months	Three Months
	Ended 3/31/14	Ended 3/31/13	Ended 3/31/14	Ended 3/31/13

Net income (loss)	$20,720	$(1,946)	$41,740	$(25,446)
Gain on disposition of operating properties	(378)	—	(14,804)	—
Gain on disposition of unconsolidated joint ventures	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	112,585	122,862	112,585	111,268
Depreciation and amortization- real estate related- discontinued operations	—	—	431	3,849
Depreciation and amortization- real estate related- unconsolidated joint ventures	73	80	102	80
Impairment of operating properties	—	—	—	3,033
Adjustments attributable to non-controlling interests not convertible into common stock	(322)	(329)	(5,556)	(329)
FFO	$132,678	$120,667	$132,678	$92,455

FFO per share/OP Unit - diluted	$0.44	$0.40	$0.44	$0.38
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,231	304,231	304,231	240,905

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$(2,276)	$—	$3,798	$2,150
Gain (loss) on extinguishment of debt per share	$(0.01)	$—	$0.01	$0.01

Dividends declared per share/OP Unit	$0.20		$0.20
Shares/OP Unit dividends declared	$60,846		$60,846
Share/OP Unit dividend payout ratio (as % of FFO)	45.9%		45.9%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Supplemental Balance Sheet Detail (Unaudited, dollars in thousands)

	Actual Results		Pro Forma
	3/31/14	12/31/13	12/31/13

Real estate, net
Land	$1,998,902	$2,055,802	$1,989,160
Buildings and improvements
Building	7,327,482	7,436,072	7,321,799
Building and tenant improvements	377,140	346,521	357,814
Construction in process (anchor space repositioning and redevelopment only)	30,673	27,386	27,386
Lease intangibles	939,575	971,947	947,900
	10,673,772	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,260,355)	(1,190,170)	(1,160,478)
Total real estate, net	$9,413,417	$9,647,558	$9,483,581

Receivables, net
Straight-line rent receivable	$51,971	$47,669	$46,855
Tenant receivables	131,023	145,247	141,779
Allowance for doubtful accounts	(29,284)	(30,190)	(28,741)
Other	14,070	15,779	15,691
Total receivables, net	$167,780	$178,505	$175,584

Deferred charges and prepaid expenses, net
Deferred charges, net	$75,338	$73,791	$72,538
Prepaid expenses, net	29,055	31,731	30,699
Total deferred charges and prepaid expenses, net	$104,393	$105,522	$103,237

Other assets
Furniture, fixtures and leasehold improvements, net	$10,746	$10,591	$10,591
Real estate assets held for sale	—	5,531	—
Other	2,859	3,528	3,452
Total other assets	$13,605	$19,650	$14,043

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$183,280	$230,967	$226,848
Dividends payable	60,926	38,637	38,637
Below market leases, net	369,826	388,176	385,097
Other	46,794	51,749	50,913
Total accounts payable, accrued expenses and other liabilities	$660,826	$709,529	$701,495

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Net Operating Income Detail, Supplemental Statements of Operations Detail, Operating Ratios & Additional Disclosures (Unaudited, dollars in thousands)
	Pro Forma		Actual Results
	Three Months	Three Months	Three Months	Three Months
	Ended 3/31/14	Ended 3/31/13	Ended 3/31/14	Ended 3/31/13
Net Operating Income Detail
Rental income	$237,260	$231,329	$237,260	$214,558
Expense reimbursements	68,623	63,674	68,623	59,603
Percentage rents	1,416	1,883	1,416	1,939
Operating costs	(34,888)	(32,204)	(34,888)	(29,846)
Real estate taxes	(44,446)	(44,064)	(44,446)	(41,700)
Provision for doubtful accounts	(2,877)	(2,478)	(2,877)	(2,324)
Net operating income	225,088	218,140	225,088	202,230

Reconciliation of net operating income to net income (loss) attributable to common stockholders
Fee income	397	521	397	1,218
Depreciation and amortization	(113,268)	(123,371)	(113,268)	(111,777)
General and administrative	(19,658)	(23,395)	(19,658)	(23,068)
Total other expenses	(71,917)	(73,898)	(71,917)	(90,500)
Equity in income of unconsolidated joint ventures	78	57	65	247
Gain on disposal of investments in unconsolidated joint ventures	—	—	1,820	—
Income (loss) from discontinued operations	—	—	19,213	(3,796)
Net (income) loss attributable to non-controlling interests	(5,320)	228	(26,339)	5,947
Net income (loss) attributable to common stockholders	$15,400	$(1,718)	$15,401	$(19,499)

Supplemental Statement of Operations Detail
Other revenues
Percentage rents	$1,416	$1,883	$1,416	$1,939
Fee income	397	521	397	1,218
Total other revenues	$1,813	$2,404	$1,813	$3,157

Interest expense
Mortgage and note interest	$58,933	$65,981	$58,933	$95,018
Unsecured credit facility and term loan interest	12,072	11,052	12,072	—
Deferred financing cost amortization	2,522	2,921	2,522	2,842
Debt premium and discount amortization, net	(5,561)	(6,994)	(5,561)	(5,989)
Total interest expense	$67,966	$72,960	$67,966	$91,871

Other expense
Federal and state taxes	890	954	890	954
Other	1,271	6	1,271	6
Total other expense	$2,161	$960	$2,161	$960

Operating Ratios
NOI margin (NOI / total rental revenues) (1)(2)	73.2%	73.5%	73.2%	73.2%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	86.5%	83.5%	86.5%	83.3%

Additional Disclosures
Base rent	$218,256	$212,267	$218,256	$197,240
Lease termination fees	307	540	307	515
Straight-line rents	4,912	3,302	4,912	3,149
Above- and below-market rent amortization, net	11,569	13,341	11,570	12,218
Capitalized interest	672	852	672	805
Equity based compensation	2,117	1,605	2,117	1,605
Capitalized direct leasing compensation costs	3,737	3,229	3,737	3,229
Capitalized direct construction compensation costs	1,394	1,359	1,394	1,359

(1) NOI excludes all unconsolidated joint venture NOI, including Montecito Marketplace NOI of $189 at pro rata share for the three months ended March 31, 2014.
(2) NOI includes straight-line rents and above- and below-market rent amortization, net.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Same Property NOI Analysis & Reconciliation to Net Loss Attributable to Common Stockholders (Unaudited, dollars in thousands)

	Actual Results (1)
	Three Months Ended
	3/31/14	3/31/13	Change
Same Property NOI Analysis
Number of properties	479	479	—
Percent billed	90.6%	89.6%	1.0%
Percent leased	92.4%	91.3%	1.1%

Revenue breakdown
Rental income	$207,263	$200,763
Expense reimbursements	64,917	60,173
Percentage rents	1,376	1,939
	273,556	262,875	4.1%
Rental property expenses
Property operating expenses	(32,955)	(30,109)
Real estate taxes	(42,237)	(42,015)
Bad debt expense	(2,726)	(2,325)
	(77,918)	(74,449)	4.7%
Same property NOI	$195,638	$188,426	3.8%

Same property NOI excluding redevelopments (2)	$190,565	$183,763	3.7%

NOI margin (3)	71.5%	71.7%	(0.2%)
Expense recovery ratio	86.3%	83.4%	3.5%

Percent contribution to same property NOI growth:
	Change	Percent Change
Rent growth	6,500	3.4%
Net recoveries	1,676	0.9%
Other revenues	(563)	(0.3%)
Bad debt expense	(401)	(0.2%)
		3.8%

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI
Net income (loss) attributable to common stockholders	$15,401	$(19,499)
Adjustments:
Revenue adjustments (4)	(16,464)	(15,335)
Depreciation and amortization	113,268	111,777
General and administrative	19,658	23,068
Total other expenses	71,917	90,500
Equity in income of unconsolidated joint ventures	(65)	(247)
Gain on disposal of investments in unconsolidated joint ventures	(1,820)	—
Pro rata share of same property NOI of unconsolidated joint ventures	189	182
Income (loss) from discontinued operations	(19,213)	3,796
Net income (loss) attributable to non-controlling interests	26,339	(5,947)
Non-same store NOI	(13,572)	131

Same property NOI	$195,638	$188,426

Impact of redevelopments	(5,073)	(4,663)

Same property NOI excluding redevelopments	$190,565	$183,763

(1) Represents all properties owned prior to the completion of the IPO. This portfolio excludes the Excluded Properties and the Acquired Properties. Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

(2) Excludes six redevelopment properties.
(3) NOI excludes straight-line rents and above- and below-market rent amortization, net.
(4) Includes adjustments for lease settlement income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Capital Expenditures (Unaudited, dollars in thousands)

	Pro Forma	Actual Results
	Three Months	Three Months
	Ended 3/31/14	Ended 3/31/14

Capital Expenditures (1):
Building additions and expansions (2)	$20,772	$20,772
Building improvements capitalized (3)	1,262	1,159
Tenant improvements	16,451	16,122
External leasing commissions	2,200	2,212
Total Capital Expenditures	$40,685	$40,265

(1) Includes unconsolidated joint ventures at pro rata share.
(2) Revenue-enhancing expenditures.
(3) Non revenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Capitalization, Liquidity & Debt Ratios (Unaudited, dollars in thousands)

	Actual Results as of		Pro Forma
	3/31/14	12/31/13	12/31/2013
Debt:
Revolving credit facility	$173,005	$120,179	$120,179
Term loans	2,100,000	1,500,000	1,500,000
Corporate bonds	293,667	353,617	353,617
Mortgage debt	3,333,426	3,928,184	3,911,383
Financial liabilities	121,470	172,689	172,689
Total principal debt	6,021,568	6,074,669	6,057,868
Add: Net unamortized premium	75,793	81,731	82,550
Total debt	6,097,361	6,156,400	6,140,418
Less: cash, cash equivalents and restricted cash	(121,113)	(189,372)	(170,179)
Net debt	5,976,248	5,967,028	5,970,239

Equity:
Stockholders' equity	2,320,313	2,342,468	2,342,468
Non-controlling interests	750,842	942,052	768,051
Total equity	3,071,155	3,284,520	3,110,519
Total capitalization	$9,047,403	$9,251,548	$9,080,758

Outstanding classes of stock and partnership units:
Common shares outstanding	229,680	229,680	229,680
Exchangeable BPG Sub shares held by non-controlling interests	58,663	58,663	58,663
Exchangeable OP Units held by non-controlling interests	15,878	15,878	15,878
	304,221	304,221	304,221

Liquidity:
Cash and cash equivalents	$121,113	$189,372	$95,332
Available under unsecured credit facility	1,076,995	1,129,821	1,129,821
	$1,198,108	$1,319,193	$1,225,153

	Pro Forma
	Three Months	Three Months
	Ended 3/31/14	Ended 12/31/13
Ratios:
Total debt / total market capitalization (1)	48.4%	50.0%
Total debt / total assets, before depreciation (consolidated portfolio only) (2)	53.8%	54.0%
Secured debt to total assets (2)	34.7%	35.5%
Net principal debt to adjusted EBITDA (GAAP)	7.2x	7.1x
Net principal debt to adjusted EBITDA (cash)	7.8x	7.7x
Unencumbered assets to unsecured debt	2.2x	2.1x
Interest coverage (adjusted EBITDA / interest expense)	3.0x	2.9x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))	2.7x	2.6x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments +	2.7x	2.6x
preferred dividends))

	Actual
	3/31/2014
Percentage of total debt:
Fixed	86.2%
Floating	13.8%
Unencumbered summary:
Percent of properties	48.5%
Percent of NOI	47.4%
Weighted average maturity (years):
Fixed	3.89
Floating	4.42
Total	3.97

(1) Market capitalization based on the March 31, 2014 closing stock price of $21.33.
(2) Excludes Inland Preferred.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Debt Overview (Unaudited, dollars in thousands)

Maturity Schedule - Debt & Financial Liabilities

		Year		Scheduled Amortization		Scheduled Maturities		Total		Weighted Avg Interest Rate
		2014		24,821		47,348		72,169		5.64%
		2015		33,195		817,184		850,379		6.18%
		2016		26,240		1,292,404		1,318,644		5.52%
		2017		23,773		500,822		524,595		4.89%
		2018		21,388		1,500,169		1,521,557		2.50%
		2019		22,368		600,000		622,368		1.81%
		2020		16,397		840,567		856,964		6.50%
		2021		—		186,225		186,225		6.24%
		2022+		—		68,667		68,667		7.30%
		Total Debt Maturities (1)		$ 168,182		$ 5,853,386		$ 6,021,568		4.59%

				Net unamortized premiums on mortgages				87,556
				Net unamortized discount on notes				(11,763)
				Debt & financial liabilities, net				$ 6,097,361

Detailed Maturity Schedule - Debt & Financial Liabilities
	Fixed Rate Secured Mortgages			Variable Rate Secured Mortgages (2)		Fixed Rate Unsecured Notes (2)		Financial Liabilities (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate
2014	24,821	47,348	5.64%	—	—	—	—	—	—	—	—
2015	33,195	470,714	5.43%	—	—	225,000	5.27%	121,470	11.00%	—	—
2016	26,240	1,235,404	5.60%	57,000	3.75%	—	—	—	—	—	—
2017	23,773	327,817	6.42%	—	—	—	—	—	—	173,005	1.69%
2018	21,388	169	6.35%	—	—	—	—	—	—	1,500,000	2.34%
2019	22,368	—	6.31%	—	—	—	—	—	—	600,000	1.64%
2020	16,397	840,567	6.50%	—	—	—	—	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—	—	—	—	—
2022+	—	—	—	—	—	68,667	7.30%	—	—	—	—
Total Debt Maturities	$168,182	$3,108,244	5.95%	$57,000	3.75%	$293,667	5.75%	$121,470	11.00%	$2,273,005	2.10%

(1) Excludes unconsolidated joint venture, Montecito Marketplace, debt of $14,890 at pro rata share.
(2) No scheduled amortization until maturity dates.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Summary of Outstanding Debt (Unaudited, dollars in thousands)

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	$24,173	5.25%	6/1/14	0.41%
The Vineyards at Chateau Elan (1)	—	1	9,029	5.88%	7/11/14	0.15%
Villa Monaco	Denver	1	8,276	5.56%	9/1/14	0.14%
Shoppes of Victoria Square	Port St. Lucie, FL	1	6,109	5.60%	9/1/14	0.10%
Shops of Tuscaloosa	Tuscaloosa, AL	1	6,538	5.45%	1/11/15	0.11%
REIT 2 LP 66	—	3	66,000	5.29%	4/1/15	1.12%
Eustis Village	Orlando-Kissimmee-Sanford, FL	1	12,295	5.45%	5/11/15	0.21%
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	1	9,520	5.20%	6/1/15	0.16%
Turnpike Plaza	Hartford-West Hartford-East Hartford, CT	1	20,500	4.90%	6/1/15	0.35%
Sarasota Village	North Port-Sarasota-Bradenton, FL	1	9,862	5.02%	6/1/15	0.17%
Sunshine Square	New York-Newark-Jersey City, NY-NJ-PA	1	16,849	6.85%	8/5/15	0.29%
Village West	Allentown-Bethlehem-Easton, PA-NJ	1	12,807	5.25%	8/5/15	0.22%
REIT 20 LP 208	—	18	208,000	5.17%	9/1/15	3.53%
Westminster City Center	Denver-Aurora-Lakewood, CO	1	47,000	5.17%	9/1/15	0.80%
Hillcrest	Spartanburg, SC	1	18,500	7.50%	9/1/15	0.31%
Hampton Village Centre	Detroit-Warren-Dearborn, MI	1	27,655	5.65%	9/5/15	0.47%
Wilmington Island	Savannah, GA	1	8,748	5.05%	11/11/15	0.15%
Streetsboro Crossing	Akron, OH	1	8,925	5.37%	12/1/15	0.15%
REIT 4 LP 169	—	22	154,740	5.62%	1/1/16	2.62%
South Plaza Shopping Center	California-Lexington Park, MD	1	15,472	5.42%	1/11/16	0.26%
REIT 5 LP 240	—	12	222,941	5.63%	2/1/16	3.78%
Chicopee Marketplace	Springfield, MA	1	17,415	5.97%	6/1/16	0.30%
Cobblestone Village I and II	Miami-Fort Lauderdale-West Palm Beach, FL	1	9,994	5.97%	6/1/16	0.17%
Springdale	Mobile, AL	1	36,907	5.97%	6/1/16	0.63%
Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre--Hazleton, PA	1	10,613	5.97%	6/1/16	0.18%
Fashion Square	Jacksonville, FL	1	7,517	5.97%	6/1/16	0.13%
REIT 7 LP 86	—	7	86,000	6.32%	8/1/16	1.46%
REIT 16 LP 220	—	14	220,936	5.39%	11/1/16	3.74%
REIT 14 LP 226	—	15	226,109	5.44%	12/1/16	3.83%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.97%
Dublin Village	Dublin, GA	1	6,402	5.78%	12/11/16	0.11%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	18,098	8.00%	2/1/17	0.31%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	9,096	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	295,109	6.38%	9/1/17	5.00%
Whitaker Square	Winston-Salem, NC	1	9,258	6.32%	12/1/17	0.16%
Christmas Tree Plaza	New Haven-Milford, CT	1	4,409	7.89%	5/11/18	0.07%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Summary of Outstanding Debt (Unaudited, dollars in thousands)

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

Sun Plaza (2)	Crestview-Fort Walton Beach-Destin, FL	1	5,285	7.50%	7/1/20	0.09%
Elkhart Market Centre (3)	Elkhart-Goshen, IN	1	6,978	7.50%	7/1/20	0.12%
LP - JPM CMBS	—	72	553,640	6.77%	8/1/20	9.38%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,535	6.50%	8/1/20	0.14%
Bethel Park	Pittsburgh, PA	1	9,917	6.50%	8/1/20	0.17%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,834	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	49,317	6.50%	8/1/20	0.84%
Midway Market Square (1)	Cleveland-Elyria, OH	1	5,198	8.18%	12/1/20	0.09%
Inland (Brixmor/IA, LLC) - Pool A	—	9	102,658	5.91%	12/6/20	1.74%
Inland (Brixmor/IA, LLC) - Pool B	—	8	94,024	5.91%	12/6/20	1.59%
Inland (Brixmor/IA, LLC) - Pool C	—	7	100,847	5.91%	12/31/20	1.71%
REIT 20 LP 51 A	—	4	48,640	6.24%	1/6/21	0.82%
REIT 20 LP 45 B	—	4	43,732	6.24%	1/6/21	0.74%
REIT 20 LP 42 C	—	5	40,883	6.24%	1/6/21	0.69%
REIT 20 LP 37 D	—	3	35,305	6.24%	1/6/21	0.60%
REIT 20 LP 43 E	—	4	41,054	6.24%	1/6/21	0.70%
TOTAL FIXED RATE SECURED MORTGAGES			3,276,426	5.95%		55.53%

Unsecured Credit Facility
Term Loan Facility (4)	—	—	$1,500,000	2.34%	7/31/18	25.42%
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000	2.34%		25.42%

Unsecured Notes
5.30%, 2015 Brixmor LLC Notes	—	—	$100,000	5.30%	1/15/15	1.69%
5.25%, 2015 Brixmor LLC Notes	—	—	125,000	5.25%	9/15/15	2.12%
3.75%, 2023 Brixmor LLC Notes (5)	—	—	10	3.75%	6/1/23	—%
7.97%, 2026 Brixmor LLC Notes	—	—	2,862	7.97%	8/14/26	0.05%
7.65%, 2026 Brixmor LLC Notes	—	—	9,638	7.65%	11/2/26	0.16%
7.68%, 2026 Brixmor LLC Notes I	—	—	5,135	7.68%	11/2/26	0.09%
6.90%, 2028 Brixmor LLC Notes I	—	—	10,644	6.90%	2/15/28	0.18%
6.90%, 2028 Brixmor LLC Notes II	—	—	18,673	6.90%	2/15/28	0.32%
7.50%, 2029 Brixmor LLC Notes	—	—	21,705	7.50%	7/30/29	0.37%
TOTAL FIXED RATE UNSECURED NOTES			293,667	5.75%		4.98%

TOTAL FIXED RATE DEBT			5,070,093	4.87%		85.93%

VARIABLE RATE DEBT:
Secured Mortgages

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Summary of Outstanding Debt (Unaudited, dollars in thousands)

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

LP - Lights 3 - L+350bps w/25bps floor (1)	—	3	$57,000	3.75%	3/1/2016	0.97%
TOTAL VARIABLE RATE SECURED MORTGAGES			57,000	3.75%		0.97%

Unsecured Credit Facility
Revolving Credit Facility - L+150bps	—	—	173,005	1.69%	7/31/17	2.93%
Term Loan Facility - L+145bps	—	—	600,000	1.64%	3/18/19	10.17%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY			773,005	1.65%		13.10%

TOTAL VARIABLE RATE DEBT			$830,005	1.79%		14.07%

TOTAL DEBT			$5,900,098	4.44%		100.00%

			87,556
			$(11,763)
			$5,975,891

Financial Liabilities
Inland Preferred (6)	—	—	121,470	11.00%	12/6/2015	100.00%

TOTAL FINANCIAL LIABILITIES			$121,470	11.00%		100.00%

TOTAL DEBT & FINANCIAL LIABILITIES, NET			$6,097,361

* Indicates property is part of a larger shopping center.
(1) Debt repaid in April 2014.
(2) Lender has a call option at any time with a minimum of 120 days notice.
(3) Lender has a call option at any time after November 2014 with a minimum of 120 days notice.
(4) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 150bps).
(5) As of March 31, 2014, $114.99 million of the $115.0 million aggregate principal amount of the notes had been converted into cash by holders thereof.
(6) Represents preferred equity of a venture with Inland American Real Estate Trust Inc., which is treated as mortgage debt for GAAP purposes. Brixmor’s ownership in the venture is approximately 30%.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Unsecured Credit Facility Covenant Disclosure (Unaudited, dollars in thousands)

	Covenants	As of 3/31/14

I. Leverage ratio	< 60%	45.1%
Total Outstanding Indebtedness		6,024,542
Balance Sheet Cash		125,796
Total Asset Value		13,067,656

II. Secured leverage ratio	< 40%	25.5%
Total Secured Indebtedness		3,457,870
Balance Sheet Cash		125,796
Total Asset Value		13,067,656

III. Unsecured leverage ratio	< 60%	40.2%
Total Unsecured Indebtedness		2,566,672
Unrestricted Cash		60,379
Unencumbered Asset Value		6,238,142

IV. Fixed charge coverage ratio	> 1.5x	2.8x
Total Net Operating Income		909,859
Capital Expenditure Reserve		13,022
Fixed Charges		319,667

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.
Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.
Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.
Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.
Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet (Unaudited, dollars in thousands, except share information)

	Actual Results		Pro Forma
	12/31/13	Adjustments (1)	12/31/13
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value, authorized 3,000,000,000 shares,
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations (Unaudited, dollars in thousands, except per share amounts)

	Three Months Ended 3/31/14			Three Months Ended 3/31/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$237,260	$—	$237,260	$214,558	$16,771	$231,329
Expense reimbursements	68,623	—	68,623	59,603	4,071	63,674
Other revenues	1,813	—	1,813	3,157	(753)	2,404
Total revenues	307,696	—	307,696	277,318	20,089	297,407

Operating expenses
Operating costs	34,888	—	34,888	29,846	2,358	32,204
Real estate taxes	44,446	—	44,446	41,700	2,364	44,064
Depreciation and amortization	113,268	—	113,268	111,777	11,594	123,371
Provision for doubtful accounts	2,877	—	2,877	2,324	154	2,478
Impairment of real estate assets	—	—	—	—	—	—
General and administrative	19,658	—	19,658	23,068	327	23,395
Total operating expenses	215,137	—	215,137	208,715	16,797	225,512

Other income (expense)
Dividends and interest	108	—	108	181	2	183
Interest expense	(67,966)	—	(67,966)	(91,871)	18,911	(72,960)
Gain (loss) on sale of real estate assets	378	—	378	—	(161)	(161)
Gain (loss) on extinguishment of debt, net	(2,276)	—	(2,276)	2,150	(2,150)	—
Other	(2,161)	—	(2,161)	(960)	—	(960)
Total other income (expense)	(71,917)	—	(71,917)	(90,500)	16,602	(73,898)

Income (loss) before equity in income of unconsolidated joint ventures	20,642	—	20,642	(21,897)	19,894	(2,003)
Equity in income of unconsolidated joint ventures	65	13	78	247	(190)	57
Gain on disposal of investments in unconsolidated joint ventures	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	22,527	(1,807)	20,720	(21,650)	19,704	(1,946)

Discontinued operations
Income from discontinued operations	4,787	(4,787)	—	(763)	763	—
Gain on disposition of operating properties	14,426	(14,426)	—	—	—	—
Impairment on real estate held for sale	—	—	—	(3,033)	3,033	—
Income (loss) from discontinued operations	19,213	(19,213)	—	(3,796)	3,796	—

Net income (loss)	41,740	(21,020)	20,720	(25,446)	23,500	(1,946)
Non-controlling interests
Net (income) loss attributable to non-controlling interests	(26,339)	21,019	(5,320)	5,947	(5,719)	228
Net income (loss) attributable to common stockholders	$15,401	$(1)	$15,400	$(19,499)	$17,781	$(1,718)

Per common share:
Income (loss) from continuing operations:
Basic	$0.07	$—	$0.07	$(0.09)	$0.08	$(0.01)
Diluted	$0.07	$—	$0.07	$(0.09)	$0.08	$(0.01)
Net income (loss) attributable to common stockholders:
Basic	$0.07	$—	$0.07	$(0.11)	$0.10	$(0.01)
Diluted	$0.07	$—	$0.07	$(0.11)	$0.10	$(0.01)
Weighted average number of vested common shares:
Basic	228,113	—	228,113	180,675	47,438	228,113
Diluted	229,365	—	229,365	180,675	47,438	228,113

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.  The pro forma adjustments associated with these transactions assume that each transaction was completed as of January 1, 2013.

Transaction Summary Supplemental Disclosure Three Months Ended March 31, 2014

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Acquisitions (Dollars in thousands)

There were no acquisitions during the three months ended March 31, 2014.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Dispositions (Dollars in thousands)

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)	Cap-Rate	GLA / Acres	Percent Leased

Building at Sunrise Town Center	B	Miami-Fort Lauderdale-West Palm Beach, FL	2/11/14	$3,000	$378	—	18,000	0.0%
				3,000	378	—	18,000

		TOTAL - THREE MONTHS ENDED 3/31/14		$3,000	$378	—	18,000

(1) B - Building.

27

IPO Portfolio Summary Supplemental Disclosure Three Months Ended March 31, 2014

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Portfolio Overview

		As of:
		3/31/14	12/31/13	9/30/13	6/30/13	3/31/13

Number of properties		522	522	522	522	522
GLA		86,718,016	86,806,352	86,796,116	86,739,958	86,708,730
Percent leased		92.3%	92.4%	92.1%	91.6%	91.2%
TOTAL ≥ 10,000 SF		96.7%	97.1%	96.9%	96.4%	96.1%
TOTAL < 10,000 SF		81.9%	81.6%	80.9%	80.6%	80.0%
Percent billed		90.5%	90.7%	90.2%	89.9%	89.6%
ABR		$898,961,821	$895,080,953	$886,800,318	$878,210,270	$870,724,429
ABR/SF		$12.01	$11.93	$11.87	$11.83	$11.79
Percent grocery anchored		70%	70%	71%	70%	70%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 3/31/14
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	581	36,285,840	98.1%	97.1%	10.2%	$271,062,076	$8.58
20,000 – 34,999 SF	556	14,631,803	95.9%	94%	8.9%	129,535,912	9.38
10,000 - 19,999 SF	712	9,682,821	92.7%	90.4%	10.5%	107,764,286	12.33
5,000 - 9,999 SF	1,382	9,550,269	83.6%	81%	23.3%	116,423,954	15.26
< 5,000 SF	8,055	16,567,283	80.9%	78.7%	47.1%	274,175,592	21.01
TOTAL	11,286	86,718,016	92.3%	90.5%	100.0%	$898,961,821	$12.01

TOTAL ≥ 10,000 SF	1,849	60,600,464	96.7%	95.3%	29.6%	$508,362,275	$9.39
TOTAL < 10,000 SF	9,437	26,117,552	81.9%	79.6%	70.4%	390,599,546	18.89

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Top Forty Retailers Ranked by ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR
1	The Kroger Co. (1)	69	4,438,087	5.1%	$30,579,043	3.4%
2	The TJX Companies, Inc. (2)	94	3,008,296	3.5%	28,925,370	3.2%
3	Wal-Mart Stores, Inc. (3)	28	3,478,406	4.0%	16,701,984	1.9%
4	Publix Super Markets, Inc. (4)	39	1,799,816	2.1%	16,613,217	1.8%
5	Dollar Tree Stores, Inc. (5)	129	1,473,455	1.7%	14,813,666	1.6%
6	Ahold USA, Inc. (6)	21	1,251,080	1.4%	13,917,738	1.5%
7	Sears Holdings Corporation (7)	29	2,586,256	3.0%	11,848,895	1.3%
8	Office Depot, Inc. (8)	44	1,006,555	1.2%	10,873,748	1.2%
9	PetSmart, Inc.	30	661,829	0.8%	9,262,946	1.0%
10	Bed Bath & Beyond Inc. (9)	30	729,787	0.8%	9,116,697	1.0%
	TOP 10 RETAILERS	513	20,433,567	23.6%	162,653,304	18.1%

11	Ross Stores, Inc. (10)	29	823,474	0.9%	9,008,322	1.0%
12	Best Buy Co., Inc. (11)	16	660,392	0.8%	8,778,067	1.0%
13	Big Lots, Inc.	46	1,469,293	1.7%	8,523,631	0.9%
14	Safeway Inc. (12)	16	842,883	1.0%	8,249,737	0.9%
15	Staples, Inc.	32	704,608	0.8%	8,079,433	0.9%
16	Burlington Stores, Inc.	14	1,131,459	1.3%	7,411,648	0.8%
17	Kohl's Corporation	12	1,019,875	1.2%	7,263,680	0.8%
18	PETCO Animal Supplies, Inc. (13)	33	452,093	0.5%	6,882,833	0.8%
19	DICK'S Sporting Goods, Inc. (14)	12	492,031	0.6%	6,400,866	0.7%
20	Bi-Lo Holdings, LLC (15)	18	834,061	1.0%	6,322,599	0.7%
	TOP 20 RETAILERS	741	28,863,736	33.3%	239,574,120	26.7%

21	Ascena Retail Group, Inc. (16)	60	356,743	0.4%	6,306,097	0.7%
22	Hobby Lobby Stores, Inc.	15	901,320	1.0%	5,752,027	0.6%
23	L.A. Fitness International, LLC	9	390,095	0.4%	5,659,224	0.6%
24	Michaels Stores, Inc.	25	559,226	0.6%	5,583,317	0.6%
25	Party City Corporation	32	398,315	0.5%	5,503,818	0.6%
26	H.E. Butt Grocery Company (17)	8	510,551	0.6%	5,464,118	0.6%
27	The Home Depot, Inc.	8	799,388	0.9%	5,447,371	0.6%
28	Giant Eagle, Inc. (18)	7	555,560	0.6%	5,084,234	0.6%
29	Stage Stores, Inc. (19)	33	816,259	0.9%	4,830,115	0.5%
30	Walgreen Co.	21	300,253	0.3%	4,820,891	0.5%
31	Albertsons LLC (20)	8	456,420	0.5%	4,583,871	0.5%
32	Barnes & Noble, Inc.	12	258,663	0.3%	4,459,215	0.5%
33	The Great Atlantic & Pacific Tea Company (21)	7	330,480	0.4%	4,396,267	0.5%
34	CVS Caremark Corporation	23	299,440	0.3%	4,291,282	0.5%
35	Jo-Ann Stores, Inc.	22	422,763	0.5%	4,246,068	0.5%
36	Toys"R"US, Inc. (22)	13	477,284	0.6%	4,244,320	0.5%
37	Delhaize America Inc. (23)	13	484,158	0.6%	4,097,418	0.5%
38	Payless ShoeSource	68	209,597	0.2%	4,025,404	0.4%
39	Wakefern Food Corporation (24)	7	354,575	0.4%	3,990,500	0.4%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Top Forty Retailers Ranked by ABR

Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR
40	JP Morgan Chase & Co.	31	110,693	0.1%	3,946,080	0.4%
TOTAL TOP 40 RETAILERS	1,163	37,855,519	43.7%	$336,305,755	37.4%

Impact of Pending Transactions:
Merger of Safeway Inc. and Albertsons LLC	24	1,299,303	1.5%	$12,833,608	1.4%

(1) Includes Kroger (55), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2), Dillons (1), Food 4 Less (1) and Pay Less (1).	(13) Includes PETCO (32) and Unleashed (1).
(2) Includes T.J. Maxx (50), Marshalls (36) and HomeGoods (8).	(14) Includes DICK'S Sporting Goods (9) and Golf Galaxy (3).
(3) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood Market (4) and Sam's Club (1).	(15) Includes Winn-Dixie (10), BI-LO (5) and Harveys (3).
(4) Includes Publix (38) and Publix Sabor (1).	(16) Includes dressbarn (28), Catherines (11), Lane Bryant (8), Justice (7) and maurices (6).
(5) Includes Dollar Tree (125), Deals (3) and Dollar Stop (1).	(17) Includes H-E-B (7) and Central Market (1).
(6) Includes Giant Food (10), Super Stop & Shop (7), Martin's Food Markets (2), Stop & Shop (1) and Tops (1).	(18) Includes Giant Eagle (6) and Good Cents Grocery + More (1).
(7) Includes Kmart (25), Sears (3) and Sears Outlet (1).	(19) Includes Bealls Outlet (12), Peebles (9), Bealls (6), Palais Royal (3), Goody's (2), and Stage (1).
(8) Includes Office Depot (24) and OfficeMax (20).	(20) Includes Shaw's (3), Albertsons (2), Jewel-Osco (2) and Acme (1).
(9) Includes Bed Bath & Beyond (16), Harmon Face Values (6), Christmas Tree Shops (4), World Market (3) and buybuy BABY (1).	(21) Includes A&P (3), Pathmark (2), Superfresh (1) and Waldbaum's (1).
(10) Includes Ross Dress for Less.	(22) Includes Babies"R"Us (8) and Toys"R"Us (5).
(11) Includes Best Buy.	(23) Includes Food Lion (10), Hannaford (2) and Bottom Dollar Food (1).
(12) Includes Vons (5), Randalls (4), Dominick's (3), Tom Thumb (3) and Safeway (1).	(24) Includes ShopRite (4) and PriceRite (3).

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
New & Renewal Lease Summary

							Comparable Only		Renewal Rate (by count)	Renewal Rate (by GLA)
			Leases	GLA	New ABR	New ABR / SF	Leases	Rent Growth (1)
	TOTAL - ALL LEASES
	Three months ended 3/31/14		525	2,936,680	$38,070,170	$12.96	392	11.3%	—	—
	Three months ended 12/31/13		538	3,312,489	39,623,745	11.96	397	11%	—	—
	Three months ended 9/30/13		640	4,052,233	48,187,519	11.89	487	11.5%	—	—
	Three months ended 6/30/13		580	2,852,905	36,861,547	12.92	416	8.4%	—	—
	TOTAL - TTM		2,283	13,154,307	$162,742,981	$12.37	1,692	10.7%	—	—

	NEW LEASES
	Three months ended 3/31/14		202	744,131	$11,295,760	$15.18	69	21%	—	—
	Three months ended 12/31/13		199	859,397	12,926,819	15.04	58	24.8%	—	—
	Three months ended 9/30/13		217	975,183	12,937,956	13.27	64	50.9%	—	—
	Three months ended 6/30/13		234	949,309	13,282,929	13.99	70	22.7%	—	—
	TOTAL - TTM		852	3,528,020	$50,443,464	$14.3	261	28.7%	—	—

	RENEWAL & OPTION LEASES
	Three months ended 3/31/14		323	2,192,549	$26,774,410	$12.21	323	9.5%	79.6%	84.2%
	Three months ended 12/31/13		339	2,453,092	26,696,927	10.88	339	8.5%	77.2%	90.5%
	Three months ended 9/30/13		423	3,077,050	35,249,563	11.46	423	7.6%	77.9%	82.7%
	Three months ended 6/30/13		346	1,903,596	23,578,618	12.39	346	5.9%	77.1%	83%
	TOTAL - TTM		1,431	9,626,287	$112,299,517	$11.67	1,431	7.9%	78%	85.3%

RENT GROWTH BY TENANT SIZE						LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 3/31/14
		Three Months Ended					% of Leases	% of GLA	% of ABR	New ABR / SF
	TOTAL - ALL LEASES	3/31/14	12/31/13	9/30/13	6/30/13	Anchor Leases (≥ 10,000 SF)
	≥ 35,000 SF	4.1%	8.2%	15.1%	8.6%	Total - All leases	11%	58%	40%	$8.91
	20,000 – 34,999 SF	11.4%	19.9%	11.4%	3.6%	New leases	7%	32%	21%	9.8
	10,000 - 19,999 SF	13.8%	7.7%	13.6%	17.3%	Renewal leases	14%	67%	48%	8.77
	5,000 - 9,999 SF	12.5%	15.6%	10.6%	14.5%
	< 5,000 SF	13.5%	9.4%	9.4%	5.7%	Small Shop Leases (< 10,000 SF)
	TOTAL	11.3%	11.3%	11.5%	8.4%	Total - All leases	89%	42%	60%	$18.65
	TOTAL ≥ 10,000 SF	8.9%	11.1%	13.5%	9.5%	New leases	93%	68%	79%	17.75
	TOTAL < 10,000 SF	13.2%	10.9%	9.7%	7.7%	Renewal leases	86%	33%	52%	19.27

(1) Cash.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
New Lease Net Effective Rent

	Twelve Months Ended	Three Months Ended
	3/31/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
NEW LEASES
Weighted average over lease term:
Base rent	$14.93	$15.81	$15.84	$13.73	$14.65
TI/TA allowance	(1.78)	(2.1)	(1.94)	(1.63)	(1.53)
Landlord work	(0.83)	(0.5)	(0.71)	(0.67)	(1.35)
Third party leasing commissions	(0.39)	(0.38)	(0.42)	(0.37)	(0.39)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$11.93	$12.83	$12.77	$11.05	$11.38
Net effective rent / base rent	80%	81%	81%	81%	78%
Weighted average term (years)	7.9	7.2	8.9	7.9	7.7

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	32%	20%	33%	38%	34%
< 10,000 SF	68%	80%	67%	62%	66%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Anchor Space Repositioning Summary (Dollars in thousands)

	Property Name		MSA		Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS

1	Bakersfield Plaza		Bakersfield, CA		Remerchandise former CVS with a 29K SF Ross Dress for Less
2	Westminster City Center		Denver-Aurora-Lakewood, CO		Reconfigure former Circuit City with a 26K SF Ross Dress for Less and a 23K SF Jo-Ann Fabrics and remerchandise vacant junior anchor with an 11K SF Ulta
3	Stratford Square		Bridgeport-Stamford-Norwalk, CT		Reconfigure former movie theatre with a 49K SF LA Fitness
4	The Manchester Collection		Hartford-West Hartford-East Hartford, CT		Remerchandise former Sports Authority with a 42K SF Hobby Lobby and reconfigure former Petco and ajacent vacancy with a 25K SF Ashley Furniture
5	Colonial Marketplace		Orlando-Kissimmee-Sanford, FL		Reconfigure former AC Moore and OfficeMax with a 60K SF Burlington Coat Factory
6	Pointe Orlando		Orlando-Kissimmee-Sanford, FL		Addition of a 7K SF Blue Martini Lounge, a 6K SF RA Sushi and a 3K SF Minus 5 Ice Bar
7	Hamilton Plaza-Kmart Plaza		Trenton, NJ		Reconfigure former Acme with a 19K SF Planet Fitness and a 13K SF restaurant
8	McMullen Creek Market		Charlotte-Concord-Gastonia, NC-SC		Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
9	University Commons		Greenville, NC		Remerchandise a 29K SF former Circuit City with a 14K SF Petco, a 9K SF Kirkland's and a 6K SF Sleepy's
10	Midway Market Square		Cleveland-Elyria, OH		Remerchandise former furniture store with a 26K SF Jo-Ann Fabric & Craft Store
11	Miracle Mile Shopping Plaza		Toledo, OH		Combination of former JCPenney and five adjacent small shop spaces for a 45K SF LA Fitness and an additional 8K SF of retail space
12	Collegetown Shopping Center		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Reconfigure former Acme with a 42K SF LA Fitness and an additional 5K SF of retail space
13	Pilgrim Gardens		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD		Remerchandise former Loehmann's with a 22K SF Ross Dress for Less
14	Dillsburg Shopping Center		York-Hanover, PA		Reconfigure former Giant Food (Ahold) to accommodate a 38K SF Tractor Supply and a 7K SF freestanding Advanced Auto Parts
15	Five Points		Corpus Christi, TX		Remerchandise shopping center with the addition of a 23K SF Burke's Outlet, a 16K SF Party City, a 13K SF PETCO, a 26K SF Ross Dress for Less and the expansion of Beall's to a 35K SF prototype
16	Mequon Pavilions		Milwaukee-Waukesha-West Allis, WI		Combination of four adjacent small shop spaces for a 25K SF Marshalls and relocation of existing 5K SF Men's Wearhouse and 3K SF Fitness together
17	Hunting Hills		Roanoke, VA		Reconfigure former Walmart with a 101K SF Kohl’s and a 17K SF PetSmart and remerchandise small shop space with a 10K SF Dollar Tree and a 7K SF Rack Room Shoes

COMPLETED ANCHOR SPACE REPOSITIONINGS - THREE MONTHS ENDED 3/31/14

1	San Dimas Plaza		Los Angeles-Long Beach-Anaheim, CA		Addition of a 46K SF Smart & Final Extra! in former Ralphs (Kroger)
2	South Towne Centre		Dayton, OH		Combination of five adjacent small shop spaces for a 14K SF OfficeMax
3	County Line Plaza		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD
Rightsize existing 67K SF VF Outlet to 35K SF and demise remaining space for a 21K SF Bottom Dollar (Delhaize) and an additional retailer; remerchandise former Payless ShoeSource with a 4K SF Sherwin Williams and an existing outparcel with a 3K SF TD Bank

2014 Anchor Space Repositionings:
		Number of Projects	Expected Total Project Costs	NOI Yield
	In Process	17	$67,654	14.3%
	Completed	3	12,411	10.0%
	TOTAL	20	$80,064	13.6%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Lease Expiration Schedule

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	374	1,126,428	1.4%	$12.58	1.6%	14	305,300	0.5%	$6.89	0.4%	360	821,128	3.8%	$14.69	3.1%
2014	1,077	4,811,724	6.0%	11.91	6.4%	85	2,307,498	3.9%	7.39	3.4%	992	2,504,226	11.7%	16.08	10.3%
2015	1,617	11,698,042	14.6%	10.71	13.9%	270	8,275,181	14.1%	8.05	13.1%	1,347	3,422,861	16.0%	17.14	15.0%
2016	1,578	11,923,839	14.9%	11.27	14.9%	247	8,301,111	14.2%	8.41	13.7%	1,331	3,622,728	16.9%	17.82	16.5%
2017	1,389	10,124,889	12.7%	11.88	13.4%	227	7,015,039	12.0%	8.76	12.1%	1,162	3,109,850	14.5%	18.93	15.1%
2018	1,272	9,595,312	12.0%	12.05	12.9%	203	6,560,385	11.2%	8.84	11.4%	1,069	3,034,927	14.2%	18.99	14.8%
2019	733	7,636,541	9.5%	10.78	9.2%	173	5,894,003	10.1%	8.38	9.7%	560	1,742,538	8.1%	18.9	8.4%
2020	258	3,716,137	4.6%	10.93	4.5%	84	3,113,706	5.3%	9.09	5.6%	174	602,431	2.8%	20.41	3.1%
2021	229	3,114,732	3.9%	11.21	3.9%	85	2,597,019	4.4%	9.57	4.9%	144	517,713	2.4%	19.42	2.6%
2022	227	3,474,548	4.3%	10.61	4.1%	81	2,913,444	5.0%	8.62	4.9%	146	561,104	2.6%	20.95	3.0%
2023+	672	12,793,856	16.0%	10.72	15.3%	291	11,336,941	19.3%	9.32	20.8%	381	1,456,915	6.8%	21.61	8.1%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	374	1,126,428	1.4%	$12.89	1.4%	14	305,300	0.5%	$7.34	0.4%	360	821,128	3.8%	$14.95	2.8%
2014	800	2,546,042	3.2%	13.22	3.2%	36	747,276	1.3%	6.34	0.8%	764	1,798,766	8.4%	16.08	6.7%
2015	1,029	3,643,783	4.6%	13.64	4.7%	71	1,427,086	2.4%	8.17	1.9%	958	2,216,697	10.4%	17.17	8.8%
2016	933	3,559,604	4.4%	13.76	4.7%	64	1,501,845	2.6%	7.94	1.9%	869	2,057,759	9.6%	18.01	8.5%
2017	865	3,238,152	4.0%	14.4	4.4%	54	1,291,737	2.2%	8.28	1.7%	811	1,946,415	9.1%	18.45	8.3%
2018	688	2,429,766	3.0%	16.38	3.8%	45	889,515	1.5%	11.73	1.7%	643	1,540,251	7.2%	19.07	6.8%
2019	533	2,608,554	3.3%	13.7	3.4%	51	1,279,839	2.2%	9.21	1.9%	482	1,328,715	6.2%	18.03	5.5%
2020	366	2,342,096	2.9%	12.91	2.9%	52	1,458,021	2.5%	9.23	2.2%	314	884,075	4.1%	18.98	3.9%
2021	385	1,900,206	2.4%	15.59	2.8%	37	856,346	1.5%	10.02	1.4%	348	1,043,860	4.9%	20.17	4.9%
2022	386	1,868,711	2.3%	16.1	2.9%	44	852,833	1.5%	9.92	1.4%	342	1,015,878	4.7%	21.29	5.0%
2023+	3,067	54,752,706	68.4%	12.6	65.8%	1,292	48,009,829	81.9%	10.84	84.7%	1,775	6,742,877	31.5%	25.08	39.0%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Redevelopment Summary (Dollars in thousands)

					Construction		Expected
				Percent	Stabilization	Percent	Total	NOI
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	Yield

IN PROCESS REDEVELOPMENTS

1	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Redevelopment of former theatre and adjacent small shop space to accommodate a 124K SF Kroger Marketplace	97.1%	Jun-14	52%	$6,604	10%
2	The Commons at Wolfcreek	Memphis, TN-MS-AR	Rightsizing of existing 50K SF Value City Furniture to 38K SF and remerchandise excess space and adjacent retail space with a 74K SF Academy Sports in a newly constructed building	93.9%	Dec-14	21%	7,862	10.8%
3	Valley Crossing	Hickory-Lenoir-Morganton, NC	Redevelopment of north end of shopping center with a 71K SF Academy Sports, a 16K SF Harbor Freight Tools and one new junior anchor, as well as façade improvements	84.8%	Jun-14	88%	7,667	11.9%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$22,133	10.9%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Properties by Largest US MSAs (Dollars in thousands except per square foot amounts)

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2012 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,631,037	94.2%	92.8%	$59,406	$18.08	5.7%	4.2%	6.6%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,935	98.5%	95.3%	27,424	16.90	1.7%	1.9%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	3,950,581	93.3%	91.8%	43,798	12.42	3.1%	4.6%	4.9%
4	Dallas-Fort Worth-Arlington, TX	16	2,965,448	91.2%	89.5%	39,293	14.74	3.1%	3.4%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	38	4,657,292	95.4%	94.6%	47,004	10.91	7.3%	5.4%	5.2%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,200,746	94.3%	91.8%	52,942	15.08	5.2%	4.8%	5.9%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.2%	95.1%	4,527	10.43	0.6%	0.5%	0.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,729,374	85.0%	82.1%	19,145	13.58	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	24	3,587,684	88.7%	86.2%	32,352	10.27	4.6%	4.1%	3.6%
10	Boston-Cambridge-Newton, MA-NH	5	536,451	91.5%	91.5%	5,978	12.17	1.0%	0.6%	0.7%
	Top 10 Largest US MSAs by Population	178	27,394,808	92.9%	91.1%	331,867	13.60	34.1%	31.6%	36.9%

11	San Francisco-Oakland-Hayward, CA	2	476,369	93.5%	90.1%	8,434	25.13	0.4%	0.5%	0.9%
12	Riverside-San Bernardino-Ontario, CA	4	537,795	93.2%	92.0%	6,198	12.46	0.8%	0.6%	0.7%
13	Phoenix-Mesa-Scottsdale, AZ	1	119,525	79.6%	79.6%	604	6.34	0.2%	0.1%	0.1%
14	Detroit-Warren-Dearborn, MI	9	1,623,470	92.2%	90.7%	15,673	11.27	1.7%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,191,459	91.2%	90.9%	12,585	12.39	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	505,814	98.8%	98.4%	8,884	18.40	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,385,302	93.5%	92.3%	25,655	12.14	2.9%	2.8%	2.9%
19	St. Louis, MO-IL	4	670,045	88.9%	88.9%	4,806	8.65	0.8%	0.8%	0.5%
20	Baltimore-Columbia-Towson, MD	1	219,862	99.5%	99.5%	2,543	11.62	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	224	35,124,449	92.9%	91.2%	417,247	13.41	42.9%	40.5%	46.4%

21	Denver-Aurora-Lakewood, CO	5	1,199,769	94.9%	87.3%	13,529	11.95	1.0%	1.4%	1.5%
22	Pittsburgh, PA	1	218,714	100.0%	100.0%	1,697	8.52	0.2%	0.3%	0.2%
23	Charlotte-Concord-Gastonia, NC-SC	7	1,831,719	87.6%	85.5%	14,122	9.62	1.3%	2.1%	1.6%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	996,221	91.1%	89.7%	14,208	16.03	1.3%	1.1%	1.6%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.2%	95.2%	1,906	19.31	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,869,981	96.8%	86.5%	19,042	12.20	1.3%	2.2%	2.1%
29	Cleveland-Elyria, OH	7	1,450,837	92.3%	91.2%	14,409	10.75	1.3%	1.7%	1.6%
30	Kansas City, MO-KS	4	611,786	92.8%	92.5%	4,375	7.84	0.8%	0.7%	0.5%
31	Las Vegas-Henderson-Paradise, NV	3	609,661	90.4%	90.4%	7,601	13.80	0.6%	0.7%	0.8%
32	Columbus, OH	4	447,211	81.7%	80.5%	3,461	10.00	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	886,699	85.2%	85.2%	6,233	8.50	0.8%	1.0%	0.7%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Properties by Largest US MSAs (Dollars in thousands except per square foot amounts)

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2012 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	62.9%	62.9%	1,133	10.72	0.2%	0.2%	0.1%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,277,886	93.2%	92.2%	11,320	9.59	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,234	99.6%	99.6%	3,236	15.95	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	97.4%	96.4%	1,435	9.95	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	714,529	91.5%	90.4%	6,683	10.22	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,528	81.0%	81.0%	8,261	12.42	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	658,121	93.9%	82.7%	7,447	12.26	0.2%	0.8%	0.8%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
43	Louisville/Jefferson County, KY-IN	4	684,607	89.8%	88.6%	6,078	10.19	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	94.3%	91.8%	2,551	12.53	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Hartford-West Hartford-East Hartford, CT	4	897,262	96.2%	96.0%	11,704	16.11	0.8%	1.0%	1.3%
47	Raleigh, NC	2	291,038	94.1%	94.1%	3,406	15.17	0.4%	0.3%	0.4%
48	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
49	Buffalo-Cheektowaga-Niagara Falls, NY	1	93,144	97.9%	97.9%	1,243	13.64	0.2%	0.1%	0.1%
50	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	308	51,532,226	92.4%	90.3%	582,329	12.83	59.0%	59.4%	64.8%

	MSAs Ranked 51 - 100 by Population	68	11,813,550	90.2%	88.5%	110,722	11.30	13.0%	13.6%	12.3%

	Other MSAs	146	23,372,240	93.1%	92.0%	205,911	10.48	28.0%	27.0%	22.9%

TOTAL		522	86,718,016	92.3%	90.5%	$898,962	$12.01	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Largest MSAs by ABR (Dollars in thousands except per square foot amounts)

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,631,037	94.2%	92.8%	$59,406	$18.08	5.7%	4.2%	6.6%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	27	4,200,746	94.3%	91.8%	52,942	15.08	5.2%	4.8%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	38	4,657,292	95.4%	94.6%	47,004	10.91	7.3%	5.4%	5.2%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	3,950,581	93.3%	91.8%	43,798	12.42	3.1%	4.6%	4.9%
5	Dallas-Fort Worth-Arlington, TX	4	16	2,965,448	91.2%	89.5%	39,293	14.74	3.1%	3.4%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	24	3,587,684	88.7%	86.2%	32,352	10.27	4.6%	4.1%	3.6%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,935	98.5%	95.3%	27,424	16.90	1.7%	1.9%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,385,302	93.5%	92.3%	25,655	12.14	2.9%	2.8%	2.9%
9	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,729,374	85.0%	82.1%	19,145	13.58	1.9%	2.0%	2.1%
10	Cincinnati, OH-KY-IN	28	7	1,869,981	96.8%	86.5%	19,042	12.20	1.3%	2.2%	2.1%

	10 Largest MSAs by ABR	—	192	30,662,380	93.2%	90.8%	366,060	13.48	36.8%	35.4%	40.7%

11	Detroit-Warren-Dearborn, MI	14	9	1,623,470	92.2%	90.7%	15,673	11.27	1.7%	1.9%	1.7%
12	Cleveland-Elyria, OH	29	7	1,450,837	92.3%	91.2%	14,409	10.75	1.3%	1.7%	1.6%
13	Orlando-Kissimmee-Sanford, FL	26	7	996,221	91.1%	89.7%	14,208	16.03	1.3%	1.1%	1.6%
14	Charlotte-Concord-Gastonia, NC-SC	23	7	1,831,719	87.6%	85.5%	14,122	9.62	1.3%	2.1%	1.6%
15	Denver-Aurora-Lakewood, CO	21	5	1,199,769	94.9%	87.3%	13,529	11.95	1.0%	1.4%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	68	5	1,298,490	96.9%	96.9%	12,894	10.89	1.0%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,191,459	91.2%	90.9%	12,585	12.39	1.5%	1.4%	1.4%
18	Hartford-West Hartford-East Hartford, CT	46	4	897,262	96.2%	96.0%	11,704	16.11	0.8%	1.0%	1.3%
19	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,277,886	93.2%	92.2%	11,320	9.59	1.3%	1.5%	1.3%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	98.4%	98.3%	10,519	16.01	0.6%	0.8%	1.2%

	20 Largest MSAs by ABR	—	254	43,107,005	93.1%	90.9%	497,021	13.03	48.7%	49.7%	55.3%

21	Binghamton, NY	185	4	751,106	98.9%	98.9%	9,580	12.90	0.8%	0.9%	1.1%
22	Naples-Immokalee-Marco Island, FL	150	4	755,309	97.1%	96.8%	9,024	12.36	0.8%	0.9%	1.0%
23	San Diego-Carlsbad, CA	17	2	505,814	98.8%	98.4%	8,884	18.40	0.4%	0.6%	1.0%
24	San Francisco-Oakland-Hayward, CA	11	2	476,369	93.5%	90.1%	8,434	25.13	0.4%	0.5%	0.9%
25	Jacksonville, FL	40	5	827,528	81.0%	81.0%	8,261	12.42	1.0%	1.0%	0.9%
26	Las Vegas-Henderson-Paradise, NV	31	3	609,661	90.4%	90.4%	7,601	13.80	0.6%	0.7%	0.8%
27	Vallejo-Fairfield, CA	123	1	490,407	97.5%	96.6%	7,551	15.86	0.2%	0.6%	0.8%
28	Memphis, TN-MS-AR	41	1	658,121	93.9%	82.7%	7,447	12.26	0.2%	0.8%	0.8%
29	Fresno, CA	56	2	427,624	95.2%	95.2%	6,961	17.11	0.4%	0.5%	0.8%
30	New Haven-Milford, CT	62	6	573,187	87.2%	84.1%	6,910	13.82	1.1%	0.7%	0.8%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Largest MSAs by ABR (Dollars in thousands except per square foot amounts)

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
31	Port St. Lucie, FL	117	5	637,470	80.8%	80.5%	6,867	13.32	1.0%	0.7%	0.8%
32	Norwich-New London, CT	170	2	433,602	97.7%	97.7%	6,803	16.05	0.4%	0.5%	0.8%
33	Milwaukee-Waukesha-West Allis, WI	39	4	714,529	91.5%	90.4%	6,683	10.22	0.8%	0.8%	0.7%
34	Indianapolis-Carmel-Anderson, IN	33	4	886,699	85.2%	85.2%	6,233	8.50	0.8%	1.0%	0.7%
35	Worcester, MA-CT	58	4	587,448	85.1%	83.7%	6,221	12.45	0.8%	0.7%	0.7%
36	Riverside-San Bernardino-Ontario, CA	12	4	537,795	93.2%	92.0%	6,198	12.46	0.8%	0.6%	0.7%
37	Louisville/Jefferson County, KY-IN	43	4	684,607	89.8%	88.6%	6,078	10.19	0.8%	0.8%	0.7%
38	Boston-Cambridge-Newton, MA-NH	10	5	536,451	91.5%	91.5%	5,978	12.17	1.0%	0.6%	0.7%
39	Scranton--Wilkes-Barre--Hazleton, PA	94	2	609,072	100.0%	95.0%	5,202	18.95	0.4%	0.7%	0.6%
40	Springfield, MA	85	3	456,737	97.0%	97.0%	5,052	13.41	0.6%	0.5%	0.6%
41	Dayton, OH	71	3	532,521	93.8%	93.8%	4,972	12.33	0.6%	0.6%	0.6%
42	Ann Arbor, MI	147	3	663,535	96.0%	90.0%	4,843	7.60	0.6%	0.8%	0.5%
43	Wilmington, NC	175	2	379,107	95.7%	94.6%	4,811	13.40	0.4%	0.4%	0.5%
44	St. Louis, MO-IL	19	4	670,045	88.9%	88.9%	4,806	8.65	0.8%	0.8%	0.5%
45	College Station-Bryan, TX	190	4	491,763	93.0%	92.8%	4,802	15.23	0.8%	0.6%	0.5%
46	Winston-Salem, NC	81	3	438,898	90.7%	90.4%	4,635	12.03	0.6%	0.5%	0.5%
47	North Port-Sarasota-Bradenton, FL	74	4	556,862	90.6%	90.3%	4,560	9.12	0.8%	0.6%	0.5%
48	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	96.2%	95.1%	4,527	10.43	0.6%	0.5%	0.5%
49	Greensboro-High Point, NC	73	1	406,768	97.2%	97.2%	4,518	11.42	0.2%	0.5%	0.5%
50	Corpus Christi, TX	115	4	565,070	83.8%	82.4%	4,416	11.43	0.8%	0.7%	0.5%

	50 Largest MSAs by ABR	—	352	60,422,370	92.7%	90.8%	685,878	12.93	67.4%	69.7%	76.3%

51	Kansas City, MO-KS	30	4	611,786	92.8%	92.5%	4,375	7.84	0.8%	0.7%	0.5%
52	Manchester-Nashua, NH	131	2	348,189	99.7%	99.4%	4,063	18.72	0.4%	0.4%	0.5%
53	Mobile, AL	127	1	611,972	90.2%	90.2%	3,984	7.33	0.2%	0.7%	0.4%
54	Pittsfield, MA	312	1	442,578	99.9%	99.9%	3,795	19.50	0.2%	0.5%	0.4%
55	Boulder, CO	161	1	278,790	82.8%	80.4%	3,555	15.40	0.2%	0.3%	0.4%
56	Roanoke, VA	159	4	522,010	95.3%	95.3%	3,518	8.02	0.8%	0.6%	0.4%
57	Columbus, OH	32	4	447,211	81.7%	80.5%	3,461	10.00	0.8%	0.5%	0.4%
58	Raleigh, NC	47	2	291,038	94.1%	94.1%	3,406	15.17	0.4%	0.3%	0.4%
59	Panama City, FL	225	2	397,512	97.8%	97.5%	3,257	8.38	0.4%	0.5%	0.4%
60	Saginaw, MI	217	2	469,478	84.5%	84.5%	3,249	10.48	0.4%	0.5%	0.4%
61	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,234	99.6%	99.6%	3,236	15.95	0.4%	0.2%	0.4%
62	Jackson, MS	92	3	406,316	78.5%	66.4%	3,222	10.25	0.6%	0.5%	0.4%
63	Bakersfield, CA	63	1	240,328	99.9%	86.3%	3,180	13.48	0.2%	0.3%	0.4%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Largest MSAs by ABR (Dollars in thousands except per square foot amounts)

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
64	Atlantic City-Hammonton, NJ	167	1	179,199	99.1%	93.7%	3,119	17.56	0.2%	0.2%	0.3%
65	Charleston-North Charleston, SC	78	3	556,809	82.6%	77.4%	3,118	6.83	0.6%	0.6%	0.3%
66	Greenville-Anderson-Mauldin, SC	65	2	220,723	95.3%	95.3%	2,994	14.24	0.4%	0.3%	0.3%
67	Spartanburg, SC	153	1	385,609	73.4%	72.0%	2,991	11.30	0.2%	0.4%	0.3%
68	Greenville, NC	236	1	233,153	98.7%	86.4%	2,954	12.83	0.2%	0.3%	0.3%
69	Hilton Head Island-Bluffton-Beaufort, SC	220	2	231,852	93.7%	93.1%	2,867	13.20	0.4%	0.3%	0.3%
70	Toledo, OH	89	2	609,066	75.7%	75.7%	2,861	6.20	0.4%	0.7%	0.3%
71	Lexington-Fayette, KY	106	2	414,960	95.1%	95.1%	2,816	7.13	0.4%	0.5%	0.3%
72	Elkhart-Goshen, IN	216	2	445,534	96.6%	96.6%	2,785	6.47	0.4%	0.5%	0.3%
73	Tullahoma-Manchester, TN	377	3	433,744	95.8%	93.8%	2,769	6.66	0.6%	0.5%	0.3%
74	Odessa, TX	288	1	365,559	100.0%	97.6%	2,725	11.93	0.2%	0.4%	0.3%
75	Traverse City, MI	285	1	412,755	96.9%	96.9%	2,645	27.56	0.2%	0.5%	0.3%
76	Portland-South Portland, ME	104	2	391,746	92.7%	92.2%	2,597	13.34	0.4%	0.5%	0.3%
77	Richmond, VA	44	2	215,897	94.3%	91.8%	2,551	12.53	0.4%	0.2%	0.3%
78	Baltimore-Columbia-Towson, MD	20	1	219,862	99.5%	99.5%	2,543	11.62	0.2%	0.3%	0.3%
79	Savannah, GA	145	2	210,557	86.5%	86.5%	2,469	13.77	0.4%	0.2%	0.3%
80	Des Moines-West Des Moines, IA	91	2	511,277	83.9%	83.9%	2,465	6.96	0.4%	0.6%	0.3%
81	Lafayette, LA	108	3	433,329	94.0%	93.3%	2,453	6.02	0.6%	0.5%	0.3%
82	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	97.7%	97.7%	2,407	13.90	0.2%	0.2%	0.3%
83	Fort Wayne, IN	122	2	254,094	81.1%	78.0%	2,394	13.57	0.4%	0.3%	0.3%
84	Lancaster, PA	101	3	236,006	95.1%	95.1%	2,367	10.55	0.6%	0.3%	0.3%
85	Chattanooga, TN-GA	99	2	339,426	95.2%	95.2%	2,357	7.91	0.4%	0.4%	0.3%
86	Dover, DE	245	1	191,855	100.0%	100.0%	2,043	10.65	0.2%	0.2%	0.2%
87	Durham-Chapel Hill, NC	102	2	182,828	96.1%	94.5%	2,018	11.89	0.4%	0.2%	0.2%
88	Davenport-Moline-Rock Island, IA-IL	135	3	290,643	93.1%	93.1%	2,010	7.43	0.6%	0.3%	0.2%
89	Corning, NY	379	1	253,335	98.5%	98.5%	1,986	7.96	0.2%	0.3%	0.2%
90	Merced, CA	176	1	144,444	86.4%	84.7%	1,947	15.59	0.2%	0.2%	0.2%
91	Altoona, PA	319	1	279,746	91.8%	89.6%	1,915	7.46	0.2%	0.3%	0.2%
92	Rutland, VT	519	1	224,514	99.1%	99.1%	1,914	8.60	0.2%	0.3%	0.2%
93	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.2%	95.2%	1,906	19.31	0.2%	0.1%	0.2%
94	Santa Maria-Santa Barbara, CA	119	1	179,495	96.4%	96.4%	1,902	11.89	0.2%	0.2%	0.2%
95	York-Hanover, PA	114	1	153,088	100.0%	95.5%	1,901	12.65	0.2%	0.2%	0.2%
96	Concord, NH	282	1	182,887	100.0%	100.0%	1,895	10.61	0.2%	0.2%	0.2%
97	Rochester, NY	51	1	191,314	100.0%	92.9%	1,831	9.85	0.2%	0.2%	0.2%
98	Duluth, MN-WI	166	1	182,969	97.6%	96.3%	1,815	10.16	0.2%	0.2%	0.2%
99	Springfield, IL	206	2	178,644	93.0%	91.3%	1,807	10.88	0.4%	0.2%	0.2%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Largest MSAs by ABR (Dollars in thousands except per square foot amounts)

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
100	Harrisburg-Carlisle, PA	96	1	220,288	89.8%	89.8%	1,769	8.94	0.2%	0.3%	0.2%

	100 Largest MSAs by ABR	—	441	76,135,934	92.6%	90.7%	820,089	12.41	84.5%	87.8%	91.2%

	Other MSAs	—	81	10,582,082	90.2%	89.4%	78,873	9.02	15.5%	12.2%	8.8%

TOTAL		—	522	86,718,016	92.3%	90.5%	$898,962	$12.01	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Properties by State (Dollars in thousands except per square foot amounts)

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	989,814	92.9%	92.9%	$7,212	$7.91	0.8%	1.1%	0.8%
2	Arizona	2	288,110	83.4%	83.4%	1,949	8.11	0.4%	0.3%	0.2%
3	California	29	5,766,056	96.8%	94.6%	86,700	16.22	5.6%	6.6%	9.6%
4	Colorado	6	1,478,559	92.6%	86.0%	17,084	12.53	1.1%	1.7%	1.9%
5	Connecticut	15	2,266,390	93.4%	92.5%	28,822	14.59	2.9%	2.6%	3.2%
6	Delaware	1	191,855	100.0%	100.0%	2,043	10.65	0.2%	0.2%	0.2%
7	Florida	58	9,031,576	89.7%	88.6%	97,796	12.48	11.1%	10.4%	10.9%
8	Georgia	37	5,264,025	87.1%	85.3%	43,078	9.47	7.1%	6.1%	4.8%
9	Illinois	24	4,783,523	93.0%	91.7%	50,199	11.83	4.6%	5.5%	5.6%
10	Indiana	12	1,970,238	88.8%	88.1%	14,945	8.81	2.3%	2.3%	1.7%
11	Iowa	5	783,917	87.0%	87.0%	4,512	7.42	1.0%	0.9%	0.5%
12	Kansas	2	376,292	90.0%	90.0%	2,862	10.94	0.4%	0.4%	0.3%
13	Kentucky	12	2,520,021	95.6%	90.1%	19,872	8.85	2.3%	2.9%	2.2%
14	Louisiana	4	612,368	95.1%	94.6%	3,529	6.06	0.8%	0.7%	0.4%
15	Maine	2	391,746	92.7%	92.2%	2,597	13.34	0.4%	0.5%	0.3%
16	Maryland	5	772,277	96.7%	96.1%	9,255	12.45	1.0%	0.9%	1.0%
17	Massachusetts	10	1,709,273	93.4%	92.9%	18,490	14.42	1.9%	2.0%	2.1%
18	Michigan	19	3,733,555	91.1%	89.0%	31,154	10.80	3.6%	4.3%	3.5%
19	Minnesota	10	1,485,108	92.3%	91.8%	15,127	11.64	1.9%	1.7%	1.7%
20	Mississippi	3	406,316	78.5%	66.4%	3,222	10.25	0.6%	0.5%	0.4%
21	Missouri	6	874,795	93.9%	93.7%	6,160	7.62	1.1%	1.0%	0.7%
22	Nevada	3	609,661	90.4%	90.4%	7,601	13.80	0.6%	0.7%	0.8%
23	New Hampshire	5	769,713	96.1%	95.9%	8,035	13.27	1.0%	0.9%	0.9%
24	New Jersey	17	2,977,474	94.3%	90.3%	39,381	15.12	3.3%	3.4%	4.4%
25	New Mexico	2	83,800	100.0%	100.0%	919	10.97	0.4%	0.1%	0.1%
26	New York	33	4,346,619	94.7%	93.5%	60,370	15.12	6.3%	5.0%	6.7%
27	North Carolina	22	4,402,848	90.3%	88.5%	39,418	11.00	4.2%	5.1%	4.4%
28	Ohio	24	4,532,017	90.5%	88.5%	41,069	10.59	4.6%	5.2%	4.6%
29	Oklahoma	1	186,851	100.0%	100.0%	1,760	9.42	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,059,617	95.0%	93.5%	65,378	13.14	7.1%	7.0%	7.3%
31	Rhode Island	1	148,126	97.4%	96.4%	1,435	9.95	0.2%	0.2%	0.2%
32	South Carolina	8	1,394,993	83.9%	81.3%	11,970	10.42	1.5%	1.6%	1.3%
33	Tennessee	16	3,240,636	92.9%	90.0%	27,569	9.60	3.1%	3.7%	3.1%
34	Texas	68	9,582,264	92.8%	91.7%	102,428	12.45	13.0%	11.0%	11.4%
35	Vermont	1	224,514	99.1%	99.1%	1,914	8.60	0.2%	0.3%	0.2%
36	Virginia	11	1,446,485	95.4%	95.0%	13,965	11.35	2.1%	1.7%	1.6%
37	West Virginia	2	251,500	95.6%	95.2%	1,967	8.18	0.4%	0.3%	0.2%
38	Wisconsin	5	765,084	91.3%	90.2%	7,175	10.28	1.0%	0.9%	0.8%

TOTAL		522	86,718,016	92.3%	90.5%	$898,962	$12.01	100.0%	100.0%	100.0%

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Property List (Dollars in thousands except per square foot amounts)

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.5%	$886	$12.12	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	611,972	90.2%	3,984	7.33	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Coat Factory, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.0%	1,521	6.63	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	92.6%	820	12.60	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	79.6%	604	6.34	—	Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	86.0%	1,345	9.28	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	144,444	86.4%	1,947	15.59	SuperTarget*	Marshalls	Walmart
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	99.9%	3,180	13.48	Lassens Natural Foods & Vitamins	Burlington Coat Factory, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	1,893	16.41	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	88.2%	1,037	17.39	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	95.9%	3,586	21.37	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	100.0%	1,388	9.39	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	95.2%	1,906	19.31	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,362	13.80	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	252,634	94.7%	3,374	14.11	Smart & Final	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Shopping Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2012	179,495	96.4%	1,902	11.89	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	986	10.46	Grocery Outlet	Dunhill Furniture, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	96.8%	4,247	15.77	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	125,187	90.4%	1,574	14.38	—	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	99.7%	6,767	19.18	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,038	10.05	Food 4 Less	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	94.9%	808	5.34	Save Mart	Kmart, Rite Aid
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2004	176,510	87.2%	2,091	35.75	—	Kohl's, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2005	299,859	97.2%	6,343	22.89	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	259,162	99.5%	4,986	19.33	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,040	7.27	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1997	169,387	99.3%	4,400	26.17	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	407,100	98.6%	7,522	19.58	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	91.9%	3,229	21.32	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,754	33.23	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,450	11.93	El Super, Walmart Supercenter	LA Fitness	Target
32	Santa Paula Shopping Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	98.7%	1,858	9.83	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	91.8%	2,546	13.74	Stater Bros.	Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	932	17.51	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	490,407	97.5%	7,551	15.86	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	678	7.11	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2003	466,363	96.3%	5,703	12.71	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Gordmans, Kohl's, Marshalls
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.4%	1,230	7.41	King Soopers (Kroger)	Cinema Latino

39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	84.2%	1,208	11.74	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,790	82.8%	3,555	15.40	Whole Foods Market, Costco*, SuperTarget*	Sports Authority, T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,540	94.6%	4,710	14.75	—	Babies"R"Us, Barnes & Noble, Gordmans, Ross Dress for Less
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	98.6%	2,471	15.96	Costco	Dick's Sporting Goods, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	108,627	95.3%	2,417	23.36	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	97.8%	2,541	13.21	Super Stop & Shop (Ahold)	Kohl's
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	999	13.81	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	75,304	93.7%	480	6.80	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2014	342,247	92.7%	4,430	13.96	Sam's Club*	Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Savers, Sports Authority	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	55,264	89.0%	437	8.88	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.60	Xpect Discounts	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	150,741	100.0%	2,385	15.82	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	104,017	74.6%	1,328	17.11	—	Barnes & Noble, Dollar Tree, DSW, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	82.6%	1,645	15.00	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2014	161,539	88.0%	1,702	11.97	—	Marshalls, Regal Cinemas
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	93.7%	1,222	10.80	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	90.4%	2,160	13.01	Super Stop & Shop (Ahold)	Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,800	97.7%	4,262	18.41	—	Babies"R"Us, Dick’s Sporting Goods	Best Buy
57	North Dover Shopping Center	Dover	DE	Dover, DE	2013	191,855	100.0%	2,043	10.65	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	100.0%	582	13.68	—	Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	152,661	90.7%	1,419	10.25	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	368,098	97.6%	3,209	11.98	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Old Navy, Petco, Sears
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.1%	957	12.93	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	97.9%	6,014	21.52	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	81.0%	2,669	12.41	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,233	72.3%	1,316	20.16	—	Broward County Library
65	Northgate S.C.	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.6%	1,276	7.01	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	94.0%	1,632	11.07	Publix	Beall's
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	91.2%	763	15.24	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.5%	1,528	10.02	Publix	Beall's, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	735	8.43	Winn-Dixie (BI-LO)	CVS, Family Dollar
70	Regency Park	Jacksonville	FL	Jacksonville, FL	2006	334,065	69.4%	1,992	8.60	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hobby Lobby
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	2,305	21.13	—	Best Buy, David's Bridal, Sports Authority
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.9%	1,219	12.54	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	93.5%	1,963	15.72	—	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	180,489	96.0%	1,788	10.63	Publix	Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,830	89.0%	1,921	19.66	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	370,132	64.5%	3,808	20.13	Walmart Supercenter*	Marshalls, Office Depot, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	100.0%	2,478	10.13	Winn-Dixie (BI-LO)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	97.6%	1,799	8.70	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	100.0%	3,353	16.99	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Shopping Center	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	232,820	98.0%	1,950	8.55	The Fresh Market	Big Lots, HomeGoods, Kmart, YouFit Health Club
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	97.0%	887	11.26	Publix	Zone Fitness Club
82	Southgate	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	91.2%	1,994	9.61	Publix	Bealls Outlet, Big Lots, Old Time Pottery
83	Presidential Plaza	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	86.6%	733	9.58	Sedano's	Family Dollar

84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	377	29.22	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	100.0%	2,072	14.69	—	LA Fitness, OfficeMax	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	97.7%	886	11.88	Publix	—
87	Hunters Creek	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	98.2%	1,090	15.16	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	408,002	81.6%	6,729	21.58	—	Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	817	12.65	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,604	77.0%	2,160	17.37	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.2%	1,042	11.56	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2013	298,685	100.0%	2,215	7.42	Walmart Supercenter	Big Lots, Michaels, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,100	9.16	—	Beall's, Big Lots, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	96.9%	2,576	13.26	Winn-Dixie (BI-LO)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	82.4%	1,786	13.32	Publix	Medvance, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	86.2%	955	11.63	Winn-Dixie (BI-LO)	Dollar Tree
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	553	10.18	Winn-Dixie (BI-LO)	—
98	Cobblestone Village I and II	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	81.3%	603	18.81	SuperTarget*	Blue Fish Restaurant, The Zoo Health Club
99	Beneva Village Shops	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	86.3%	1,440	11.79	Publix	Harbor Freight Tools, Walgreens, YouFit Health Club
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	1,921	11.38	Publix	Big Lots, Crunch Fitness, HomeGoods
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	128,405	74.1%	1,196	24.13	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	96.9%	954	6.72	—	Burlington Coat Factory, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,081	85.9%	2,851	12.71	Publix	Beall's, Bed Bath & Beyond, Michaels, Petco
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	81.3%	1,510	13.63	Publix	CVS, Dollar Tree
105	Bay Point Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	85.1%	925	10.45	Publix	Beall's
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	97.2%	1,264	8.70	Winn-Dixie (BI-LO)	Beall’s, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	94.1%	901	8.64	—	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	83.4%	1,503	8.61	Winn-Dixie (BI-LO)	Beall's, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	153,246	71.9%	1,149	10.42	Publix	Schumacher Music
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	90.0%	1,212	12.22	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	93,673	98.2%	1,338	14.55	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	93.0%	1,090	12.95	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	99.4%	2,092	14.43	Publix	Petco, T.J.Maxx
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	94.8%	771	6.14	Winn-Dixie (BI-LO)	T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	76.2%	428	5.12	Publix	Beall's
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.0%	1,125	16.72	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	541	6.31	Harveys (BI-LO)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2005	332,364	91.8%	4,528	14.84	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, Sports Authority, T.J.Maxx	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.6%	758	5.42	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2013	442,200	90.1%	3,748	9.53	G-Mart International Foods	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	71.2%	1,078	7.29	—	Burlington Coat Factory, Dollar Tree

122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	477	7.20	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	—	2002	79,047	79.0%	846	13.56	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	594	7.14	Kroger	Gold's Gym
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	94.9%	1,800	11.07	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	653	6.18	Harveys (BI-LO)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	93.6%	1,121	6.85	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	85.1%	622	10.85	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	89.3%	1,085	12.80	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	86.3%	490	7.67	BI-LO	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	91.4%	755	10.62	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	78.1%	527	14.49	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	98,540	88.7%	603	6.90	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	118,938	87.6%	576	5.74	Harveys (BI-LO)	Beall's, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	97.1%	1,627	10.80	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	82.1%	1,116	8.96	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,133	9.75	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.9%	1,223	12.87	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	79.9%	999	11.81	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1998	239,013	64.0%	924	6.31	—	Dollar Tree, Kmart
141	North Park	Macon	GA	Macon, GA	2013	216,795	95.2%	1,206	5.85	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	94.2%	449	8.68	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	80.2%	906	9.98	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	157,888	87.4%	1,608	11.65	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	75.8%	911	6.68	Kroger	Ace Hardware, Beall's Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	518	8.05	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	100.0%	274	16.29	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	91.7%	899	9.30	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	97.6%	1,708	14.60	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,155	80.8%	2,108	13.86	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	89.9%	1,781	5.71	Walmart Supercenter	Hobby Lobby
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2003	87,818	70.9%	761	12.21	Kroger	—
153	Davenport Retail Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1996	62,588	100.0%	720	11.50	SuperTarget*	Party City, PetSmart, Staples
154	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	86.0%	581	5.95	Hy-Vee	—
155	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	241,572	96.8%	1,233	5.56	—	Burlington Coat Factory, Hobby Lobby

156	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	269,705	72.3%	1,232	9.29	Dahl's Foods	Big Lots, Northern Tool + Equipment, Office Depot
157	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	96.7%	746	8.01	Hy-Vee	—	Target
158	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2012	193,175	93.0%	2,787	15.51	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
159	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	91.5%	1,956	14.10	—	Savers, XSport Fitness	Kohl's
160	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	95.7%	311	5.90	Kroger	—
161	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	286	5.85	—	Big Lots, Dollar General
162	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	96.9%	2,070	10.77	Shop 'n Save	Hobby Lobby, Walgreen's
163	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	99.1%	4,016	13.40	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
164	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	488,680	91.6%	5,202	12.92	Ultra Foods	Best Buy, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
165	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	273,060	88.6%	2,585	10.68	Jewel-Osco (Albertsons)	Toys"R"Us	Hobby Lobby
166	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,849	99.2%	2,023	15.47	Joe Caputo & Sons Fruit Market	Walgreens
167	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	86.7%	1,923	11.14	—	Big Lots, Hobby Lobby, T.J.Maxx
168	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.8%	1,450	13.08	Jewel-Osco (Albertsons)	Ace Hardware
169	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	566	6.44	Cub Foods (Supervalu)	Stone's Hallmark
170	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,372	88.5%	2,538	9.10	Tony's Finer Foods	Big Lots, LA Fitness	Value City
171	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	166,742	98.8%	2,698	16.38	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
172	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	92.7%	1,470	14.85	Sunset Foods	—
173	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,046	87.2%	2,126	10.16	Ultra Foods	Babies"R"Us, Jo-Ann Fabrics, Office Depot
174	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	87.1%	1,530	16.13	—	—
175	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	673,082	95.9%	7,090	10.99	—	Big Lots, buybuy BABY, Carson Pirie Scott Furniture Gallery, Gordmans, hhgregg, Hollywood Palms Cinema, Marshalls, Old Navy, Savers, Ulta
176	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	84,438	97.2%	800	9.97	Kroger	—
177	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,911	94.1%	1,796	16.49	—	LA Fitness, Regal Cinemas
178	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	709	6.43	Hy-Vee	Eye Surgeons Associates
179	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	572	17.18	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
180	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,235	9.30	Schnucks	U.S. Post Office
181	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	249,954	91.5%	2,461	10.76	Walt's Fine Foods	Tile Shop
182	Meridian Village Plaza	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	91.3%	1,015	8.50	—	Godby Home Furnishings, Ollie's Bargain Outlet
183	Columbus Center	Columbus	IN	Columbus, IN	2005	143,703	99.5%	1,478	10.33	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
184	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	93.2%	590	7.75	Martin's Super Market	CVS
185	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,156	95.8%	1,877	16.44	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
186	Elkhart Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.3%	2,195	6.20	Sam's Club	Walmart
187	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	82.1%	681	7.75	Kroger	Rainbow
188	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1982	71,490	97.5%	482	6.91	Marsh Supermarket	Family Dollar
189	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	91.0%	358	13.14	Walmart Supercenter*	Aaron's

190	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	89.2%	682	8.32	Martin's Super Market	—
191	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	59.9%	517	8.31	Kroger	—
192	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2010	577,360	82.9%	4,055	8.89	Kroger	Kohl's, Sears Outlet, T.J.Maxx
193	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	118,436	88.7%	1,015	9.66	Pay Less (Kroger)	—
194	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	164,838	80.1%	1,098	8.32	Hy-Vee	—
195	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	211,454	97.7%	1,764	13.62	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
196	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	99.0%	1,336	6.64	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
197	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	856	6.56	—	Kmart, Staples
198	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	624,090	97.1%	5,795	12.58	Kroger	Barnes & Noble, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
199	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.9%	747	5.79	Food Lion	Kmart
200	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	82.0%	1,461	9.09	—	King Pin Lanes, Louisville Athletic Club
201	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	90.7%	1,381	7.01	—	Gabriel Brothers, Walmart
202	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,092	6.46	Kroger	Burke's Outlet, Kmart
203	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,628	9.64	Kroger	—
204	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	164,367	91.4%	1,377	9.70	Kroger	—
205	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,919	91.0%	1,611	12.92	Kroger	—
206	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,153	7.06	—	Books-A-Million, Hobby Lobby, Office Depot
207	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	100.0%	1,435	7.26	Kroger	Kmart
208	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1998	100,238	83.8%	236	2.81	Super 1 Foods	Conn's
209	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	97.5%	744	5.79	Super 1 Foods	—
210	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	96.9%	1,473	7.55	—	Big Lots, Citi Trends, Stage, T.J.Maxx
211	The Pines	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,076	6.15	Super 1 Foods	Kmart
212	Points West	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2007	133,432	87.6%	1,000	8.55	PriceRite (ShopRite)	Ocean State Job Lot
213	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	100.0%	2,019	23.40	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
214	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,487	17.07	Walmart Supercenter*	Marshalls, Staples
215	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	201,875	94.0%	1,437	10.94	Super Stop & Shop (Ahold)	Ocean State Job Lot
216	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	99.2%	3,860	13.77	Shaw's (Albertsons)	Ocean State Job Lot, T.J.Maxx
217	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	47.1%	205	17.05	Hannaford Bros. (Delhaize)*	—	Walmart
218	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	882	11.30	Shaw's (Albertsons)	Rainbow
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,578	99.9%	3,795	19.50	Price Chopper	Barnes & Noble, The Home Depot, Michael's, Staples, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,127	11.32	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1998	204,038	67.1%	1,677	12.24	Super Stop & Shop (Ahold)	CW Price
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,662	18.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	79.9%	533	26.16	—	—

224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	95.9%	2,859	10.18	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	219,862	99.5%	2,543	11.62	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	141,702	94.9%	1,658	12.65	Martin's Food (Ahold)	Big Lots
227	BJ's Plaza	Portland	ME	Portland-South Portland, ME	1991	104,233	100.0%	803	7.70	BJ’s Wholesale Club	—
228	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.1%	1,795	19.83	—	Big Lots, Lowe's
229	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	97.3%	2,469	8.65	Plum Market	Dunham's Sports, Kmart
230	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	89.0%	736	9.68	VG's Food (SpartanNash)	ACO Hardware
231	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	91.8%	746	9.30	—	Dollar Tree, Ollie's Bargain Outlet, True Value
232	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	163,919	79.4%	1,648	12.67	VG's Food (SpartanNash)	Dunham's Sports
233	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	75.3%	547	7.29	D&W Fresh Market (SpartanNash)	—
234	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2005	186,246	92.5%	1,284	7.92	—	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, Planet Fitness
235	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	114,623	81.4%	1,265	14.84	—	Jo-Ann Fabric & Craft Stores, Party City	Kohl's
236	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	293,827	86.7%	2,314	9.08	Kroger	Burlington Coat Factory, CW Price
237	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,719	98.7%	5,545	16.22	—	Best Buy, Emagine Theatre, Kohl's, T.J.Maxx	Target
238	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	187,832	95.5%	1,724	9.61	—	Bed Bath & Beyond, Best Buy, Dunham's Sports
239	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	77.1%	1,525	11.68	Kroger	Ollie's Bargain Outlet, Planet Fitness
240	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,279	12.98	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx
241	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2002	106,948	76.6%	862	10.52	—	Dollar Castle, Planet Fitness	Burlington Coat Factory
242	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,419	13.95	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
243	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	885	5.72	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
244	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	96.9%	2,645	27.56	Walmart Supercenter	Books-A-Million, The Home Depot
245	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	163,131	75.6%	887	7.19	—	Bargain Club, Office Solutions, The Tile Shop	Burlington Coat Factory, Target
246	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	97.0%	1,619	6.77	—	Ollie's Bargain Outlet, Walmart
247	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	90.9%	754	6.73	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
248	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	100.0%	2,048	16.39	SuperTarget*	Best Buy, Dollar Tree, Walgreens
249	Austin Town Center	Austin	MN	Austin, MN	1999	110,680	95.1%	728	6.92	ALDI	Jo-Ann Fabric & Craft Stores, Staples	Target
250	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.6%	1,815	10.16	—	Best Buy, Dunham's Sports, T.J.Maxx
251	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	95.4%	1,931	10.03	Cub Foods (Jerry's Foods)	OfficeMax
252	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	100.0%	1,241	14.11	Cub Foods (Supervalu)*	—
253	Richfield Hub & West Shopping Center	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1992	215,334	82.0%	2,135	12.09	Rainbow Foods (Roundy's)	Marshalls, Michaels
254	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	76,894	79.8%	882	14.37	Rainbow Foods (Roundy's)*	Dollar Tree, Hancock Fabrics
255	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	117,873	94.6%	1,447	13.26	Rainbow Foods (Roundy's)	—
256	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	290,392	88.2%	2,210	11.61	Cub Foods (Supervalu)	Blast Fitness, T.J.Maxx, Valu Thrift Store
257	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	100.0%	691	9.45	Festival Foods	Dollar Tree

258	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	148,940	89.5%	1,119	8.40	—	Kmart, Lukas Liquors
259	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	91.2%	1,336	7.18	ALDI	Florissant Furniture & Rug Gallery, Office Depot, Ross Dress for Less
260	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	798	5.71	Price Chopper	—
261	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,506	9.31	Price Chopper	Ace Hardware
262	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	974	7.80	Price Chopper	—
263	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	88.6%	428	6.75	Shop 'n Save (Supervalu)	—
264	Clinton Crossing	Clinton	MS	Jackson, MS	2008	112,148	99.0%	1,051	9.74	Kroger	—
265	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	66.8%	1,830	12.38	—	Conn's, Office Depot
266	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	82.5%	341	5.82	Kroger*	Books-A-Million, Office Depot
267	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,691	100.0%	1,425	24.81	—	Dollar Tree, Golf Galaxy, REI
268	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2014	262,981	83.0%	2,591	11.86	Walmart Neighborhood Market	Burlington Coat Factory, Dollar Tree, Rugged Warehouse
269	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2005	348,604	81.6%	1,865	10.42	—	Big Lots, The Home Depot, Value City Furniture
270	Parkwest Crossing	Durham	NC	Durham-Chapel Hill, NC	1990	85,602	94.9%	803	9.89	Food Lion	Dollar Tree
271	Macon Plaza	Franklin	NC	—	2001	92,787	86.9%	432	5.37	BI-LO	Peebles
272	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	90.7%	1,981	11.85	Kroger	OfficeMax, PetSmart	Target, The Home Depot
273	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2007	318,435	88.8%	2,948	11.69	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Michaels, OfficeMax, Ross Dress for Less
274	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	97.2%	4,518	11.42	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less	Target
275	University Commons	Greenville	NC	Greenville, NC	2014	233,153	98.7%	2,954	12.83	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, T.J.Maxx	Target
276	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	84.8%	1,397	8.60	—	Academy Sports + Outdoors, Harbor Freight Tools, Ollie's Bargain Outlet
277	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.3%	830	13.70	Walmart Supercenter	Dollar Tree
278	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	44.6%	296	6.34	Ingles	—	Walmart
279	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,215	13.73	—	Person County Health & Human Services
280	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,647	10.57	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
281	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	72.8%	640	11.03	Food Lion	Family Dollar
282	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	96.7%	1,859	5.65	Walmart Supercenter	Big Lots, Burke's Outlet, Tractor Supply
283	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	65.5%	572	6.59	Food Lion	Goody's, Tractor Supply Co.
284	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	92.6%	1,669	12.90	—	Marshalls, OfficeMax, PetSmart	Target
285	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	97.6%	3,142	13.68	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
286	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.5%	1,039	13.00	Harris Teeter (Kroger)	Rugged Wearhouse
287	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	90.8%	2,729	11.15	Super Compare Foods	Big Lots, Citi Trends, Office Depot
288	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	867	14.32	—	Golf Galaxy, Mattress Firm, OfficeMax
289	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	99.4%	1,986	20.55	Hannaford Bros. (Delhaize)	Walmart
290	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,895	10.61	DeMoulas Supermarkets	Burlington Coat Factory, Jo-Ann Fabric & Craft Stores, Marshalls
291	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,078	17.26	—	JC Penney, Jordan's Warehouse, NAMCO, Petco	The Home Depot

292	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	92.1%	1,045	12.37	—	Jo-Ann Fabric & Craft Stores	Walmart
293	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	146,947	85.2%	1,031	8.23	DeMoulas Supermarkets	T.J.Maxx
294	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	89.1%	1,698	7.75	Pathmark (A&P)	Kmart
295	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	297,862	99.4%	4,263	21.71	ShopRite	Burlington Coat Factory, Ross Dress For Less
296	A&P Fresh Market	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	A&P Fresh	—
297	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	250,515	93.6%	1,921	8.20	—	Kmart, LA Fitness, Staples
298	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2014	148,919	96.7%	1,002	6.96	—	Kmart
299	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.2%	1,434	30.92	Super Stop & Shop (Ahold)	—
300	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	203,547	99.0%	2,989	14.83	ShopRite	—
301	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	333,255	96.7%	4,981	15.45	—	Burlington Coat Factory, DSW, HomeGoods, T.J.Maxx
302	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,466	100.0%	3,670	18.58	ShopRite	—
303	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	235,995	85.9%	3,193	15.75	—	Marshalls, Pep Boys, Robert Wood Johnson Fitness
304	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,229	97.4%	2,783	23.05	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls
305	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,355	94.0%	1,536	11.56	ShopRite*	JC Penney, Peebles, PetSmart
306	Ocean Heights Shopping Center	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,119	17.56	ShopRite	Staples
307	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
308	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,207	15.31	A&P*	Dollar Tree, WOW! Fitness
309	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,428	91.8%	3,122	15.71	Walmart Supercenter*	Marshalls, Ross Dress for Less
310	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,808	82.8%	716	15.23	—	CVS, Dollar Buys
311	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	413	11.54	Whole Foods Market	Walgreens
312	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
313	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2005	275,011	91.7%	2,651	10.51	—	Babies"R"Us, Burlington Coat Factory, Stein Mart, T.J.Maxx
314	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,661	19.22	Smith's (Kroger)	T.J.Maxx
315	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	75.0%	1,289	11.91	—	Savers
316	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	93.8%	2,194	26.09	—	Minado, Stew Leonard's Wines, T.J.Maxx
317	Kmart Plaza	Dewitt	NY	Syracuse, NY	1970	115,500	94.7%	561	22.09	—	Kmart, OfficeMax
318	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,386	20.55	A&P Fresh	—
319	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	98.1%	1,045	12.61	Waldbaum's (A&P)	—	Kohl's
320	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	99.1%	1,809	23.57	King Kullen	Ace Hardware
321	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	90.9%	2,683	15.25	—	Burlington Coat Factory, K&G Men's Center
322	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	100.0%	1,831	9.85	Wegmans	Tractor Supply Co.
323	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	93,144	97.9%	1,243	13.64	Wegmans*	A.C. Moore, T.J.Maxx
324	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	100.0%	5,848	31.21	H-Mart, Mrs. Green's Natural Market	Christmas Tree Shops, T.J.Maxx
325	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	98.5%	1,986	7.96	Wegmans	Walmart

326	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	96.7%	1,586	8.01	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, T.J.Maxx, True Value
327	Kings Park Shopping Center	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,940	98.3%	1,387	19.60	Key Food Marketplace	T.J.Maxx
328	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	91.5%	1,088	19.47	—	Advance Auto Parts, OfficeMax
329	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	231,024	66.7%	709	4.60	—	Big Lots, Kmart
330	A & P Mamaroneck	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	100.0%	177	—	A&P	—
331	Village Square	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	553	32.50	Trader Joe's	—
332	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	95.7%	2,782	13.02	Super Stop & Shop (Ahold)	Planet Fitness, Savers
333	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	85.2%	1,763	10.21	—	Ashley Furniture, Big Lots, Hobby Lobby
334	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	121,850	98.5%	1,738	14.48	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
335	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,537	95.1%	5,867	24.43	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco
336	North Ridge Plaza	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	40,991	77.7%	1,143	35.86	—	Harmon Discount
337	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	97.4%	2,245	18.73	—	Dollar Tree, HomeGoods
338	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
339	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,670	16.85	Best Yet Market	CVS, T.J.Maxx
340	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	814	18.45	—	HomeGoods, Rite Aid
341	Mohawk Acres	Rome	NY	Utica-Rome, NY	2005	159,701	90.2%	1,497	10.40	Price Chopper	—
342	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	175,682	96.6%	2,642	15.57	ShopRite	Blink Fitness (Equinox), Bob's Stores, Rite Aid
343	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	95.8%	1,624	10.55	—	Olum's Furniture & Appliances, Staples
344	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,068	10.09	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
345	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
346	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,080	99.4%	4,497	15.44	Sam's Club*, Walmart Supercenter*	Barnes & Noble, Dick's Sporting Goods, Lowes Cinemas, T.J.Maxx
347	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Pier 1 Imports
348	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.5%	1,742	20.61	Pathmark (A&P)	—
349	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	95.2%	1,754	13.31	Giant Eagle	—	The Home Depot
350	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	89.1%	1,444	10.32	Giant Eagle, Marc's	—
351	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,952	95.2%	2,205	10.54	Kroger	Conway
352	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	170,170	93.4%	1,399	8.99	Kroger	Salvation Army
353	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2000	244,243	94.4%	2,844	12.34	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Stein Mart, T.J.Maxx
354	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	100.0%	3,691	12.05	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
355	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,070	9.29	Kroger	—
356	Crown Point	Columbus	OH	Columbus, OH	1998	145,115	83.9%	1,177	9.67	Kroger	—
357	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,712	81.2%	1,053	10.73	Kroger	—
358	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	131	8.25	Kroger*	—
359	South Towne Centre	Dayton	OH	Dayton, OH	2013	331,797	94.8%	4,194	14.36	Health Foods Unlimited	Burlington Coat Factory, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Value City Furniture

360	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	88.5%	751	5.86	Good Cents Grocery + More (Giant Eagle)	Harbor Freight Tools	Walmart
361	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	232,252	86.0%	2,310	11.56	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
362	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	696,359	94.1%	6,204	9.47	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Coat Factory, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls
363	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,053	15.05	—	—
364	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	60,830	87.5%	773	14.51	—	Pat Catan's Craft Centers
365	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	173,656	96.6%	2,039	24.42	Kroger	Marshalls
366	Market Place	Piqua	OH	Dayton, OH	2012	182,824	92.5%	647	6.80	Kroger	Roses
367	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	78.7%	1,036	9.14	—	Ashley Furniture, Michaels
368	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	674	7.54	Giant Eagle	—	Lowe's
369	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	2014	318,174	71.3%	1,427	6.29	Kroger	Big Lots
370	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	80.6%	1,434	6.11	Kroger	Big Lots, Planet Fitness, Shopper's World
371	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	108,166	94.1%	1,564	15.37	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
372	Northgate Plaza	Westerville	OH	Columbus, OH	2008	12,819	100.0%	196	15.26	Kroger*	—	The Home Depot
373	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,760	9.42	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
374	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,490	97.2%	2,235	16.37	Giant Food (Ahold)	—
375	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	279,746	91.8%	1,915	7.46	Weis Markets	Dunham's Sports, Petco, Toys"R"Us
376	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	681	9.68	Redner's Warehouse Market	—
377	Bethel Park	Bethel Park	PA	Pittsburgh, PA	2004	218,714	100.0%	1,697	8.52	Giant Eagle	Walmart
378	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,628	9.32	Giant Food (Ahold)	The Home Depot, T.J.Maxx, Walmart
379	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,353	93.6%	3,044	10.88	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Staples, Wells Fargo
380	Boyertown Shopping Center	Boyertown	PA	Reading, PA	2012	83,229	73.2%	636	10.44	—	Advance Auto Parts, Big Lots, CVS
381	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	276,653	98.8%	2,391	8.74	Walmart Supercenter	Ollie's Bargain Outlet
382	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	82.4%	444	11.70	—	—
383	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,382	16.94	Giant Food (Ahold)	—
384	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	42.7%	716	15.15	—	Pep Boys
385	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,350	20.01	Giant Food (Ahold)	Wine & Spirits Shoppe
386	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,004	9.56	—	Chuck E. Cheese's, Mealey's Furniture
387	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	301,462	100.0%	3,089	15.62	—	Dick's Sporting Goods, hhgregg, PetSmart, The Home Depot, T.J.Maxx
388	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,901	12.65	Giant Food (Ahold)	Tractor Supply Co.
389	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,245	13.75	—	Kohl's, Marshalls, Regal Cinemas
390	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	79,252	88.9%	1,015	14.42	—	Dollar Tree, Ross Dress for Less
391	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,748	82.6%	642	9.05	Weis Markets	—
392	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	89.7%	152	11.67	—	SGS Paper
393	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	220,288	89.8%	1,769	8.94	Giant Food (Ahold)	The Dept. of Health

394	New Garden Shopping Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	89.3%	932	7.36	—	Big Lots, Ollie's Bargain Outlet
395	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,266	11.86	Giant Food (Ahold)	Majik Rent-To-Own
396	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	80.9%	482	19.97	—	—
397	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	60.6%	649	20.45	Weis Markets*	—
398	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	88.0%	416	7.18	Amelia's Grocery Outlet	Family Dollar
399	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	96.3%	4,097	24.01	McCaffrey's	Pier 1 Imports
400	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.9%	675	9.48	Redner's Warehouse Market	—
401	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	97.9%	2,200	20.94	SuperFresh (A&P)	—
402	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,781	98.4%	7,242	30.76	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
403	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.6%	1,258	7.30	Redner's Warehouse Market	French Creek Outfitters, Staples
404	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	33,813	95.8%	979	30.22	—	Clear Wireless, Medical Rehabilitation Centers of Pennsylvania
405	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,431	10.52	Bottom Dollar Food (Delhaize)	Planet Fitness, VF Outlet
406	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	383	9.19	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City
407	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,320	15.19	ShopRite	A.C. Moore, PetSmart, Ross Dress for Less
408	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	94.1%	684	11.47	Musser's Markets	Hallmark	Kmart
409	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	97.5%	3,312	10.77	Redner's Warehouse Market	Mealey's Furniture, Ross Dress for Less, Sports Authority
410	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	100.0%	2,113	27.49	Walmart Supercenter	—
411	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	97.4%	1,435	9.95	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot
412	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	166,639	94.5%	2,174	13.82	Kroger	Stein Mart
413	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	90.6%	1,222	15.03	BI-LO	—
414	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	91.6%	693	11.60	BI-LO	—
415	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2004	171,224	99.3%	1,260	7.41	Food Lion	Burke's Outlet, Dollar Tree, Gold's Gym
416	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2004	325,347	74.5%	1,426	5.96	—	Fred's, Gold's Gym, Intercontinental Hotels Group, World Overcomers Ministries
417	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	79.0%	432	9.09	BI-LO	—
418	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.5%	1,772	13.74	—	Ross Dress for Less, T.J.Maxx	Target
419	Hillcrest	Spartanburg	SC	Spartanburg, SC	2012	385,609	73.4%	2,991	11.30	Publix	Marshalls, Office Depot, Petco, Ross Dress for Less, Stein Mart
420	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	82.0%	1,301	10.98	Kroger	Citi Trends
421	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	96.7%	1,402	8.04	—	Dunham's Sports, Kmart
422	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	567	10.84	Food Lion	—
423	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	95.7%	2,066	8.22	ALDI	Big Lots, Kmart, Trees n Trends
424	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1993	329,242	96.0%	2,591	8.20	Kroger	Grace Church Nashville, Hobby Lobby, USA Baby
425	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	959	13.98	Publix	—
426	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.4%	1,554	11.84	—	Belk, Burke's Outlet, JC Penney, Kmart
427	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	278,017	92.1%	2,432	9.84	Publix	Bed Bath & Beyond, Goody’s, PetSmart, Ross Dress for Less

428	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	96.6%	1,790	7.29	Walmart Supercenter	Goody's	Lowe's
429	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	56.4%	719	10.90	—	Babies"R"Us, Michaels
430	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	84.5%	321	8.79	Food Lion	—
431	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	658,121	93.9%	7,447	12.26	—	Academy Sports + Outdoors, Best Buy, Big Lots, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
432	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	104,117	88.0%	961	10.49	Kroger	Aaron's
433	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,009	11.63	Kroger	—	Walgreens
434	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.5%	1,247	6.94	Walmart Supercenter	Dollar Tree
435	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,201	6.02	Walmart Supercenter	Peebles
436	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	78.6%	251	7.89	—	Bealls (Stage Stores), Family Dollar
437	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	309,488	77.5%	2,775	11.56	—	Hemispheres	Hobby Lobby
438	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2004	168,112	62.9%	1,133	10.72	—	Big Lots, Dollar Tree, Harbor Freight	Fry's Electronics
439	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	85.6%	865	10.54	—	24 Hour Fitness
440	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	89.4%	524	11.49	H-E-B	—
441	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	585	8.30	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
442	Brenham Four Corners	Brenham	TX	Brenham, TX	1997	114,571	100.0%	947	—	H-E-B	—
443	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	309	6.10	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
444	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	939	15.33	Walmart Neighborhood Market	Tops Printing
445	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	92.9%	750	8.32	Kroger	Walgreens
446	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	87.3%	2,293	15.26	—	OfficeMax, Spec's Liquors	Kohl's
447	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	100.0%	1,260	23.80	Kroger	CVS
448	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.2%	590	9.16	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
449	Five Points	Corpus Christi	TX	Corpus Christi, TX	2014	276,593	84.5%	2,752	11.99	—	Burke's, Hobby Lobby, Party City, Ross Dress for Less
450	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	481	7.68	Minyard Food Stores	Family Dollar
451	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	69,562	75.4%	470	8.97	Save-A-Lot (Supervalu)	Family Dollar, Mama Rosa
452	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.25	—	Big Lots, O'Reilly Auto Parts
453	Webb Royal	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1992	108,545	93.3%	855	8.84	Super Plaza	Family Dollar
454	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.7%	3,900	10.11	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
455	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	94.8%	919	8.00	Food Town	Burke's Outlet, Walgreens
456	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	701	9.77	Albertsons	—
457	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2013	780,595	96.7%	13,631	18.45	SuperTarget*	Best Buy, Big Lots, DSW, GattiTown, Marshalls, Old Navy, Ross Dress for Less, Sheplers, Stein Mart, T.J.Maxx
458	Forest Hills	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	368	5.29	Foodland Markets	Family Dollar, Hi Style Fashion
459	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.0%	1,780	11.10	Tom Thumb (Safeway)	Stein Mart
460	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,692	18.70	Tom Thumb (Safeway)	DSW
461	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	96.2%	905	10.54	Truong Nguyen Grocer	—

462	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	96.1%	301	7.23	Save-A-Lot	Dollar Tree, Rent-A-Center
463	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	96.8%	1,025	10.67	Kroger	—
464	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	100.0%	754	10.52	Kroger	—
465	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	921	27.22	Kroger	—
466	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,864	18.46	—	CVS, Imagination Toys, I W Marks Jewelers
467	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	97.9%	620	16.24	—	Walgreens
468	Braes Oaks	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	89.1%	386	9.62	H-E-B	—
469	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	569	6.33	Food Town	—
470	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,942	100.0%	731	10.17	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
471	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	87.1%	1,312	15.77	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
472	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	97.6%	1,825	8.99	Kroger	Big Lots, Stein Mart
473	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	96.5%	761	10.19	Foodarama	—
474	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	75.1%	466	9.65	H-E-B	—
475	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	83.7%	1,115	12.19	—	24 Hour Fitness, Hancock Fabrics
476	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	155,503	98.6%	1,209	8.00	—	Big Lots, Hobby Lobby
477	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	99.4%	759	8.05	Foodarama	Burke's Outlet
478	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	244,373	99.4%	3,058	12.59	Kroger	Big Lots, Petco, Ross Dress for Less
479	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	296	7.34	—	Firestone, Lumber Liquidators, TitleMax
480	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.3%	2,543	11.99	Sellers Bros.	Conn's, Office Depot
481	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	98.1%	2,122	11.56	—	99 Cents Only, CVS, Fallas Paredes
482	Northwood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	100.0%	1,354	10.06	Food City	—
483	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	100.0%	1,837	10.37	—	24 Hour Fitness, FAMSA, Floor & Décor
484	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	857	13.44	—	Family Dollar, Houston Community College
485	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	95.5%	2,960	21.33	H-E-B	—
486	Sharpstown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	43,631	96.6%	357	8.48	—	Family Thrift Center
487	Tanglewilde	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	84,185	100.0%	965	12.73	—	Ace Hardware, Cavender's, Dollar Tree, Party City, Salon In The Park
488	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	94.4%	2,005	8.76	Fiesta Mart	Marshalls
489	Crossing at Fry Road	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,319	9.85	Kroger	Hobby Lobby, Palais Royal, Stein Mart
490	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	310	5.67	—	AutoZone, Bealls (Stage Stores), Family Dollar
491	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	82.8%	680	6.82	Super 1 Foods	Steeles
492	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,725	11.93	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
493	Crossroads Center	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	94.5%	1,463	12.41	Kroger	Sears Hardware
494	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	88.1%	2,048	11.95	Kroger	Burke's Outlet
495	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,661	95.6%	1,108	7.40	Kroger	Palais Royal

496	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	72.5%	2,689	23.10	Central Market (H-E-B)	—
497	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	238,939	93.0%	5,690	25.60	Tom Thumb (Safeway)	—
498	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	88.9%	823	13.57	H-E-B	Bealls (Stage Stores)	Kmart
499	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	89.3%	727	10.10	Food Town	Family Dollar, Unleashed (Petco)
500	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	93.8%	1,179	10.34	Randalls (Safeway)	Palais Royal
501	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	100.0%	1,956	8.80	Kroger	BP Engineering Facility
502	Windvale	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	87.6%	917	10.36	Randalls (Safeway)	—
503	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	100.0%	727	15.16	—	Hastings, Walgreens
504	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	97.7%	2,407	13.90	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
505	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,134	8.54	Food Lion	Mountain Run Bowling, Tractor Supply Co.
506	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	95.2%	1,530	12.38	Martin's Food (Ahold)	Gold's Gym	Kohl's
507	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,934	98.6%	769	14.21	—	Destination XL, Once Upon a Child, Tuesday Morning
508	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	93.0%	1,021	12.76	—	Chuck E. Cheese's
509	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	97.1%	1,019	12.12	Kroger	Hamrick's
510	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	166,207	92.3%	1,039	6.78	—	Kohl's, PetSmart
511	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	84.2%	285	7.43	Food Lion	—
512	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,175	7.21	Kroger	Big Lots, Goodwill
513	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,467	16.58	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
514	Ridgeview Centre	Wise	VA	—	2005	190,242	86.8%	1,118	14.20	—	Grand Home Furnishings, Kmart	Belk
515	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	99.1%	1,914	8.60	Price Chopper	T.J.Maxx, Walmart
516	Fitchburg Ridge Shopping Ctr	Fitchburg	WI	Madison, WI	2003	50,555	87.6%	493	11.17	—	Wisconsin Dialysis
517	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	95.8%	1,491	8.24	—	T.J.Maxx
518	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2014	218,116	84.8%	2,889	15.62	Sendik's Food Market	Bed Bath & Beyond
519	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	100.0%	949	9.65	Pick 'n Save (Roundy's)	—	Walmart
520	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	209,249	90.7%	1,355	7.13	—	Hobby Lobby, Kohl's	ShopKo
521	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.7%	1,250	7.26	Kroger	Big Lots
522	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	717	10.48	—	Office Depot, T.J.Maxx

	TOTAL PORTFOLIO					86,718,016	92.3%	$898,962	$12.01

(1) * Indicates grocer is not owned.

Guidance Supplemental Disclosure Three Months Ended March 31, 2014

Brixmor Property Group
Supplemental Disclosure - Three Months Ended March 31, 2014
Guidance & Additional Disclosures

GUIDANCE:
2014E
FFO per common share - diluted	$1.80 - $1.84
Same property NOI	3.7 - 4.1%
Percent leased (at year-end)	93.0 - 93.5%
Leasing related capital expenditures, including anchor space repositioning and redevelopment	$130 - $140M

ADDITIONAL DISCLOSURES - as of 3/31/14
Estimated market value of expansion land and outparcels available	$17M
ABR from leases signed but not yet commenced	$24M

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	41	1,094,441	$10,555,590	$9.64
< 10,000 SF	232	716,507	13,728,106	19.16
TOTAL	273	1,810,948	$24,283,696	$13.41